Securities Act Registration No. 333-113657

Investment Company Act Registration No. 811-21532

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            ☐

Pre-Effective Amendment No.___ ☐

Post-Effective Amendment No. 46    ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940             ☐

Amendment No. 48 ☒

(Check appropriate box or boxes.)

Frank Funds – File Nos. 333-113657 and 811-21532

(Exact Name of Registrant as Specified in Charter)

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  973-887-7698

Brian J. Frank, Frank Capital Partners LLC

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b) of Rule 485

☐ On (date) pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ On (date) pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Main Index

Frank Value Fund Prospectus

Frank Value Fund Statement of Additional Information

Camelot Event-Driven Fund Prospectus

Camelot Event-Driven Fund Statement of Additional Information

FRANK FUNDS

FRANK VALUE FUND

781 Crandon Blvd., Unit 602

Key Biscayne, FL 33149

Telephone: (973) 887-7698 Toll Free: (866) 706-9790

Website: http://www.frankfunds.com

Investor Class Shares:	FRNKX
Class C Shares:	FNKCX
Institutional Class Shares:	FNKIX

PROSPECTUS

November 1, 2025

Advised by: Frank Capital Partners LLC

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

FRANK VALUE FUND SUMMARY	3
Investment Objective	3
Fees and Expenses	3
Portfolio Turnover	3
Principal Investment Strategies	3
Principal Investment Risks	4
Performance	5
Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES	9
Investment Objective	9
Principal Investment Strategies	9
Temporary Defensive Positions	10
Principal Investment Risks	10
Portfolio Holdings Disclosure	11
Cybersecurity	11
MANAGEMENT OF THE FUND	11
PURCHASING FUND SHARES	12
Share Classes	12
Determination of Net Asset Value	12
Purchasing of Fund Shares	13
Opening An Account	13
REDEEMING FUND SHARES	14
Redemption Requirements	14
Redemption Price	14
Redemption Fee/Market Timing	14
Redemption Payment	15
DIVIDENDS, DISTRIBUTIONS AND TAXES	15
Dividends and Distributions	15
Taxes	15
DISTRIBUTION	16
Distributor	16
Distribution Plan	16
FINANCIAL HIGHLIGHTS	17

FRANK VALUE FUND SUMMARY

Investment Objective.

The Frank Value Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Fees and Expenses.

This table describes fees and expenses that you may pay if you buy and hold the Fund’s shares. You may be required to pay commission and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class C	Institutional Class
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class C	Institutional Class
Management Fees	0.91%	0.91%	0.91%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	2.13%	1.13%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$140	$437	$755	$1,657
Class C	$216	$667	$1,144	$2,462
Institutional Class	$115	$359	$622	$1,375

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105.26% of the average value of its portfolio.

Principal Investment Strategies.

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The Fund’s principal investment strategy is value investing. The Fund invests in common stock of U.S. companies that the Fund’s adviser, Frank Capital Partners LLC (the “Adviser”), believes are underpriced based on the company’s intrinsic value. The Adviser defines intrinsic value as the price an intelligent and informed business owner would pay for the enterprise, and is independent from the current selling price in the stock markets.

The Adviser uses quantitative analysis to identify undervalued companies, examining such traditional value criteria as:

•	price-to-earnings, price-to-book value and price-to-cash flow ratios;
•	the discounted value of future cash flows;
•	acquisition values of similar companies; and
•	the value stockholders would receive if the company was liquidated.

The Adviser then performs subjective analysis, including the review of trade magazines, annual reports, and regulatory filings. The Adviser considers the future growth potential of the company, its products and services, its industry position, and the quality of its management before making a final determination of the company’s intrinsic value.

The Fund invests in common stocks of companies that have strong financial positions, evidenced by balance sheets without significant debt or other liabilities compared to cash reserves. The Adviser believes financial markets place undue emphasis on a company’s income, often ignoring the balance sheet. Therefore, companies with strong balance sheets may have significantly discounted market prices. The Fund may invest in companies regardless of size, including small- and micro-cap companies. The Adviser sells common stocks when the market price exceeds its estimate of intrinsic value.

From time to time the Fund may be invested more heavily in a particular sector if the Adviser determines that companies in that sector present the best value. The Adviser may invest in “special situation” companies, including spin-offs and companies recently emerging from bankruptcy. The Fund may hold a significant portion of its assets in cash and cash equivalents if sufficient value opportunities are not present in the market.

Principal Investment Risks.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Cash and Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk: The Fund invests the majority of its assets in common stocks. Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Management Risk: A risk of investing in the Fund is that the Adviser’s strategy of investing in undervalued securities may fail. The Adviser may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors.

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Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Portfolio Turnover Risk: A higher portfolio turnover results in higher transactional and brokerage costs.

Sector Risk: If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than it would have on a fund that is not overweighted in that sector. The Fund may from time to time have a greater focus in certain sectors, and weakness in those sectors could result in significant losses to the Fund.

Small-Cap and Mid-Cap Risk: Because the Fund may invest in smaller and mid-capitalization companies, the Fund will be subject to additional risks. The earnings and prospects of such companies are more volatile than larger companies, and they may experience higher failure rates than larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller and mid-capitalization may also have limited markets, product lines, or financial resources and may lack management experience.

Special Situation Risk: The Fund may invest a significant portion of assets in special situations, such as spin-offs, companies recently emerging from bankruptcy, and merger securities. Spin-off companies may encounter difficulties because they are operating on their own for the first time, without the protection of their parent company. Spin-offs also may be created for the purpose of moving liabilities from the parent company to the spin-off. These potential problems may impair operating results, leading to losses to the Fund. Additionally, there is a possibility that the spin-off company may incur the business risk of the parent. Companies that have recently emerged from bankruptcy may still have the problems that caused the initial bankruptcy filing, leading to poor operating results or possibly another bankruptcy filing. These companies also may have weak financial positions. Merger securities may encounter complications arising from the expected transaction. Finally, the Adviser may incorrectly evaluate any of these special situation stocks, resulting in losses to the Fund.

Value Investing Risk: Value stocks may remain undervalued during a given time period and may not ever realize their full value.

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Performance

The bar chart and performance table below show the variability of the returns of the Fund, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Investor Class shares for each of the last 10 calendar years. The performance table compares the performance of the Fund's Investor Class, Class C, and Institutional Class shares over time to the performance of a broad-based securities market index and a supplemental index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.frankfunds.com.

TOTAL RETURNS FOR INVESTOR CLASS SHARES

(for the years ended December 31)

The Fund's Investor Class year-to-date return through September 30, 2025 was 15.49%.

Best Quarter:	4th Quarter 2022	13.43%
Worst Quarter:	2nd Quarter 2022	-9.37%

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In the performance table below, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown in the table are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for the periods ended December 31, 2024:

Investor Class	1 Year	5 Years	10 Years
Return Before Taxes	19.22%	11.34%	5.10%
Return After Taxes on Distributions	17.45%	9.66%	3.89%
Return After Taxes on Distributions and Sale of Fund Shares	11.77%	8.52%	3.64%
Russell 3000 Index* (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap Value Index** (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%
Class C	1 Year	5 Years	10 Years
Return Before Taxes	18.30%	10.51%	4.32%
Return After Taxes on Distributions	16.77%	9.04%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	11.26%	7.98%	3.07%
Russell 3000 Index* (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap Value Index** (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%
Institutional Class	1 Year	5 Years	10 Years
Return Before Taxes	19.45%	11.62%	5.37%
Return After Taxes on Distributions	17.60%	9.95%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	11.89%	8.74%	3.84%
Russell 3000 Index* (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap Value Index** (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%

*The Russell 3000® Index is a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in America as measured by total market capitalization, and represents approximately 98% of the American public equity market. Investors cannot invest directly in an index or benchmark. The Russell 3000 index was added as a broad-based index as required by the SEC.

**The Russell Midcap Value Index measures performance of the mid-cap value segment of the U.S. equity universe. Investors may not invest in the index directly.

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Management

Investment Adviser. Frank Capital Partners LLC is the Fund’s investment adviser.

Portfolio Manager. Mr. Brian J. Frank is the portfolio manager responsible for the day-to-day management of the Fund and has served in such capacity since September 2009. He previously served as co-portfolio manager from the Fund’s inception until September 2009.

Purchase and Sale of Fund Shares. The minimum initial investment in the Fund for all account types for Investor Class and Class C shares is $1,500 and for Institutional Class shares is $1,000,000. The minimum subsequent investment for Investor Class and Class C shares is $100 and for Institutional Class shares is $500. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made by telephone and mail and will be paid by check or wire transfer. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

Tax Information. Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RELATED RISKS

Investment Objective.

The Fund’s investment objective is to provide long-term capital appreciation. The Fund’s investment objective may be changed by the Fund’s Board of Trustees (the “Board” or the “Trustees”) upon prior written notice to shareholders.

Principal Investment Strategies

The Fund’s principal investment strategy is value investing. The Fund invests in common stock of U.S. companies that the Adviser believes are underpriced based on the company’s intrinsic value. The Adviser defines intrinsic value as the price an intelligent and informed business owner would pay for the enterprise, and is independent from the current selling price in the stock markets.

The Adviser uses quantitative analysis to identify undervalued companies, examining such traditional value criteria as:

•	price-to-earnings, price-to-book value and price-to-cash flow ratios;
•	the discounted value of future cash flows;
•	acquisition values of similar companies; and
•	the value stockholders would receive if the company was liquidated.

The Adviser then performs subjective analysis, including the review of trade magazines, annual reports, and regulatory filings. The Adviser considers the future growth potential of the company, its products and services, its industry position, and the quality of its management before making a final determination of the company’s intrinsic value.

The Fund invests in common stocks of companies that have strong financial positions, evidenced by balance sheets without significant debt or other liabilities compared to cash reserves. The Adviser believes financial markets place undue emphasis on a firm’s income, often ignoring the balance sheet. Therefore, companies with strong balance sheets may have significantly discounted market prices. The Fund may invest in companies regardless of size, including small- and micro-cap companies. The Adviser sells common stocks when the market price exceeds its estimate of intrinsic value. The Fund may hold a significant portion of its assets in cash and cash equivalents if sufficient value opportunities are not present in the market.

The Fund’s investments will not be limited to particular sectors (for example, technology), although from time to time the Fund may be invested more heavily in a particular sector if the Adviser determines that companies in that sector present the best value. This may include investments in sectors that are economically depressed. The term “sector” refers to a particular group of companies that are in the same industry. Companies in the technology sector, for example, include software, networking, semiconductor and biotechnology companies.

In addition to investing in companies whose operations have not undergone significant change, the Adviser may invest in “special situation” companies, including spin-offs and companies recently emerging from bankruptcy. A spin-off is when a parent company separates a subsidiary from the parent by organizing it as an independent company and distributing shares of common stock in the subsidiary to its shareholders or through an initial public offering. The Adviser believes that these new stocks can be underpriced due to lack of analyst coverage, the small size of the spin-off, and initial selling by institutional shareholders that receive stock in the spin-off. The Fund will purchase stock of publicly traded spin-offs only from other investors subsequent to the initial offering. In the case of companies recently emerging from bankruptcy, bondholders who receive common stock in the reorganization often control the company. It is the Adviser’s belief that these bondholders may sell

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their stock immediately without regard to value, creating possible investment opportunities. Finally, companies sometimes issue special securities in conjunction with a merger or acquisition. The Adviser believes these securities are often misunderstood by investors and under-followed by analysts, leading to possible investment opportunities.

Temporary Defensive Positions

In certain circumstances, such as to maintain liquidity, to meet unusually large redemptions, when the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies For example, the Fund may hold all or a portion of its assets in cash, money market instruments, U.S. government obligations, or money market funds. If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.

Principal Investment Risks

Management Risk: The main risk of investing in the Fund is that the Adviser’s strategy of investing in undervalued securities may fail. The Adviser may be incorrect in its assessment of the intrinsic value of the companies in which the Fund invests, or value stocks may be out of favor with investors.

Cash and Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk: Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Special Situation Risk: The Fund may invest a significant portion of assets in special situations, such as spin-offs, companies recently emerging from bankruptcy, and merger securities. Spin-off companies may encounter difficulties because they are operating on their own for the first time, without the protection of their parent company. Spin-offs also may be created for the purpose of moving liabilities from the parent company to the spin-off. These potential problems may impair operating results, leading to losses to the Fund. Additionally, there is a possibility that the spin-off company may incur the business risk of the parent. Companies that have recently emerged from bankruptcy may still have the problems that caused the initial bankruptcy filing, leading to

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poor operating results or possibly another bankruptcy filing. These companies also may have weak financial positions. Merger securities may encounter complications arising from the expected transaction. Finally, the Adviser may incorrectly evaluate any of these special situation stocks, resulting in losses to the Fund.

Small-Cap and Mid-Cap Risk: Because the Fund may invest in smaller and mid-capitalization companies, the Fund is subject to additional risks. The earnings and prospects of such companies are more volatile than larger companies, and they may experience higher failure rates than larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller and mid-capitalization may also have limited markets, product lines, or financial resources and may lack management experience.

Sector Risk: If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector has a greater impact on the Fund than it would have on a fund that is not overweighted in that sector. The Fund may from time to time have a greater focus in certain sectors, and weakness in those sectors could result in significant losses to the Fund.

Value Investing Risk: The Adviser’s assessment of a securities intrinsic value may never be fully recognized or realized by the market.

Portfolio Holdings Disclosure. A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information (“SAI”). Shareholders may request portfolio holdings schedules at no charge by calling 1-866-706-9790.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value (“NAV”); impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Management of the Fund

Frank Capital Partners LLC is a Delaware limited liability company located at 781 Crandon Blvd., Unit 602, Key Biscayne, FL 33149 that has served as the investment adviser of the Fund since its inception in 2004. The Adviser also provides investment advisory services to individual clients, including high net worth individuals.

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The Adviser has adopted an allocation policy to ensure that investment opportunities are fairly and equitably allocated among clients so as not to favor any client or group of clients over any other. The Adviser has been in existence since June 27, 2003.

For the fiscal year ended June 30, 2025, the Fund paid the Adviser a fee equal to 0.91% of its average daily net assets under a management agreement (the “Management Agreement”), initially approved by the Board on June 30, 2020 and last renewed on June 25, 2025. Under the terms of the Management Agreement, The Fund will pay the Adviser an annual management fee of 0.91%. The Adviser also provides administrative services to the Fund under an administration agreement and receives an administration services fee equal to 0.21% of the Fund’s average daily net assets for those services. Under the administration agreement, the Adviser pays all of the operating expenses of the Fund except management fees, Rule 12b-1 fees, brokerage, taxes, borrowing costs (such as interest and dividend expense of securities sold short), and extraordinary expenses. A description of the Board’s deliberations in renewing the Management Agreement with the Adviser is available in the Fund’s annual Form N-CSR for the fiscal year ended June 30, 2025.

Mr. Brian J. Frank is the portfolio manager responsible for the day-to-day management of the Fund. He co-founded the Adviser in 2003. He acted as co-portfolio manager from inception until September 2009 and has served as sole portfolio manager since September 2009. From 1998 to the present, Mr. Frank advised several portfolios for family members, although he did not receive compensation for such services. From 2003 until September 2009, Mr. Frank served as the Adviser’s Chief Financial Officer, and since September 2009, Mr. Frank has served as the Adviser’s Managing Member. Mr. Frank attended New York University from 2000 to 2004. Mr. Frank has passed the Series 65 exam. He co-managed an investment partnership from October 2002 to October 2003. He was a co-investor in the partnership and did not receive any compensation.

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

PURCHASING FUND SHARES

Share Classes

This Prospectus describes three classes of shares offered by the Fund: Investor Class, Class C, and Institutional Class.  The main differences between each class are ongoing fees (12b-1 fees) and minimum investments. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.

Determination of Net Asset Value

Shares of the Fund are sold at NAV. The Fund’s NAV per share is determined by adding the value of all the Fund’s securities, cash, and other assets, including accrued interest and dividends, less all liabilities, including accrued expenses, and then dividing by the total number of shares outstanding. The Fund’s NAV changes every day. The NAV is determined each business day following the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time (“ET”)) Monday through Friday, exclusive of Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, Christmas Day, and New Year’s Day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, the Fund’s NAV will be calculated as of the time the NYSE closes.

Securities held by the Fund for which market quotations are readily available are valued at current market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as the valuation designee, will value the Fund’s assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted as permitted by the Securities and Exchange Commission (“SEC”) and does not resume before the Fund calculates its NAV, the Adviser may need

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to price the security using the Fund’s fair value pricing policies. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

Purchasing Fund Shares

Purchase requests received by the Fund’s transfer agent in good order before the close of the NYSE (normally 4:00 p.m. ET) will receive the NAV calculated that day. Purchase requests received by the Fund’s transfer agent after the close of the NYSE will receive the NAV calculated following the close of the NYSE on the next following business day. The Fund reserves the right at its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

If you buy and redeem shares of the Fund through a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) that member may charge a fee for that service. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund's NAV next computed after it is received by the authorized broker or broker authorized designee.

Opening An Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Investments: When making your initial purchase request, make sure your request is in good order. “Good order” means that your purchase request includes the name of the purchaser, the dollar amount of shares to be purchased, a completed account application, and a check payable to the Frank Value Fund. Send the application and check via U.S. Mail or overnight courier to Frank Value Fund, c/o Mutual Shareholder Services LLC., 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Initial purchase of shares of the Fund may be made by application submitted to the Fund’s transfer agent by mail or in person. A check made out to the Frank Value Fund for the initial share purchase should be included with the account application. The minimum purchase of Investor Class and Class C shares is $1,500, and the minimum purchase for Institutional Class shares is $1,000,000. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. For the convenience of investors, an account application is included in every request for a Prospectus. To receive this information, visit our website at http://www.frankfunds.com, call the Fund’s transfer agent toll free at 1-888-217-5426, or write to the Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. You also may make your initial purchase by wiring funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund’s transfer agent at 1-888-217-5426 to notify the Fund of your purchase and obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian, and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently charges no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

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The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management, such termination or rejection is in the best interest of the Fund.

Subsequent Purchases: Subsequent purchases may be made by mail, wire, or in person. A subsequent purchase is in good order when your purchase request includes the name of the account holder, the dollar amount of shares to be purchased, and a check payable to the Frank Value Fund. The minimum subsequent investment for Investor Class and Class C shares is $100 and for Institutional Class shares is $500. You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund’s transfer agent, at 1-888-217-5426 to notify the Fund of your purchase and obtain wire instructions.

REDEEMING FUND SHARES

Redemption Requirements

Shareholders may redeem all or any part of their shares on any day the Fund is open for business. To sell Fund shares, call the Fund’s transfer agent at 888-217-5426 or send written instructions, signed by the shareholder(s) with the proper signature guarantee, if applicable, via U.S. Mail or overnight courier to Frank Value Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

A signature guarantee is designed to protect the Fund and its shareholders from fraud. A signature guarantee is required to redeem shares in the following situations:

•	The redemption is for more than $25,000.
•	The proceeds are to be mailed to an address other than the registered address of record.
•	A change of address request has been received by the transfer agent within the last 15 days.
•	Ownership of the account has changed.

A signature guarantee verifies the authenticity of the shareholders signature and the guarantor must be an eligible guarantor. To be eligible, the guarantor must be a participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program. Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and FINRA member firms. The Fund will not make checks payable to any person other than the shareholder(s) of record or financial intermediaries for the benefit of shareholder(s) of record.

Redemption Price

The redemption price is the NAV next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable redemption fee. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the NAV at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Fee/Market Timing

The Fund discourages and does not accommodate market timing. Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. The Board has adopted a policy requiring the Fund’s transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity. The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity. The Board also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund. A 2% fee will be assessed against investment proceeds withdrawn

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within 5 business days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund. The redemption fee is applied uniformly in all cases. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Redemption Payment

The Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. However, the Fund may suspend the right of redemption or postpone the date of payment if: the NYSE is closed for other than customary weekend or holiday closings, trading on the NYSE is restricted as determined by the SEC, the SEC has permitted such postponement, or the SEC has determined that an emergency exists. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund will not issue in kind redemptions using illiquid securities. To the extent feasible, the Fund expects that a redemption in kind would be a pro rata allocation of the Fund’s portfolio.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

Taxes

In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

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DISTRIBUTION

Distributor

The Fund’s distributor is Arbor Court Capital LLC, 8000 Town Centre Drive Suite 400, Broadview Heights, OH 44147.

Distribution Plan

The Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of its Investor Class and Class C shares, as well as shareholder services. Investor Class and Class C shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% and 1.00%, respectively. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total returns in the tables represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s annual Form N-CSR, which is available upon request.

Financial Highlights

Frank Value Fund

(For a Share Outstanding Throughout the Year)

	Investor Class
	Years Ended June 30,
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 14.50	$ 14.48	$ 13.36	$ 14.85	$ 13.13

Income From Investment Operations:
Net Investment Income (Loss) *	0.14	0.29	0.34	0.08	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	3.36	1.15	1.87	(0.88)	1.67
Total from Investment Operations	3.50	1.44	2.21	(0.80)	1.72

Distributions:
Net Investment Income	(0.18)	(0.54)	(0.09)	(0.16)	- (a)
Realized Gains	(0.56)	(0.88)	(1.00)	(0.53)	-
Total from Distributions	(0.74)	(1.42)	(1.09)	(0.69)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 17.26	$ 14.50	$ 14.48	$ 13.36	$ 14.85

Total Return **	24.56%	10.42%	17.36%	(5.51)%	13.10%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$5,589	$3,942	$5,066	$4,377	$5,011
Ratio of Expenses to Average Net Assets	1.37%	1.37%	1.37%	1.37%	1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90%	2.02%	2.39%	0.54%	0.36%
Portfolio Turnover	105.26%	100.08%	109.16%	104.17%	54.94%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

(a) Amount calculated is less than $0.005

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Financial Highlights

Frank Value Fund

(For a Share Outstanding Throughout the Year)

		Institutional Class
		Years Ended June 30,
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 14.90	$ 14.74	$ 13.58	$ 15.08	$ 13.29

Income From Investment Operations:
Net Investment Income (Loss)*	0.19	0.33	0.37	0.12	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	3.45	1.17	1.91	(0.90)	1.65
Total from Investment Operations	3.64	1.50	2.28	(0.78)	1.79

Distributions:
Net Investment Income	(0.22)	(0.46)	(0.12)	(0.19)	- (a)
Realized Gains	(0.56)	(0.88)	(1.00)	(0.53)	-
Total from Distributions	(0.78)	(1.34)	(1.12)	(0.72)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 17.76	$ 14.90	$ 14.74	$ 13.58	$ 15.08

Total Return **	24.91%	10.64%	17.66%	(5.29)%	13.47%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 19,019	$ 14,734	$ 12,955	$ 10,299	$ 11,139
Ratio of Expenses to Average Net Assets	1.12%	1.12%	1.12%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets	1.15%	2.24%	2.62%	0.79%	0.99%
Portfolio Turnover	105.26%	100.08%	109.16%	104.17%	54.94%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

(a) Amount calculated is less than $0.005.

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Financial Highlights

Frank Value Fund

(For a Share Outstanding Throughout the Year)

	Class C
	Years Ended June 30,
Class C	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 13.16	$ 13.09	$ 12.18	$ 13.62	$ 12.13

Income From Investment Operations:
Net Investment Income (Loss)*	0.02	0.16	0.20	(0.03)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.04	1.05	1.71	(0.80)	1.53
Total from Investment Operations	3.06	1.21	1.91	(0.83)	1.49

Distributions:
Net Investment Income	(0.05)	(0.26)	-	(0.08)	- (a)
Realized Gains	(0.56)	(0.88)	(1.00)	(0.53)	-
Total from Distributions	(0.61)	(1.14)	(1.00)	(0.61)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 15.61	$ 13.16	$ 13.09	$ 12.18	$ 13.62

Total Return **	23.65%	9.66%	16.44%	(6.23)%	12.29%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,166	$ 892	$ 848	$ 818	$ 1,061
Ratio of Expenses to Average Net Assets	2.12%	2.12%	2.12%	2.12%	2.20%
Ratio of Net Investment Loss to Average Net Assets	0.14%	1.26%	1.53%	(0.24)%	(0.28)%
Portfolio Turnover	105.26%	100.08%	109.16%	104.17%	54.94%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

(a) Amount calculated is less than $0.005.

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Privacy Notice

FRANK VALUE FUND

Rev. October 2011

FACTS	WHAT DOES THE FRANK VALUE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions

■ account transactions and transaction history

■ investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Frank Value Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Frank Value Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-706-9790

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What we do
How does the Frank Value Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does the Frank Value Fund collect my personal information?

We collect your personal information, for example, when you

■ open and account or deposit money

■ direct us to buy securities or direct us to sell your securities

■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates' everyday business purposes-information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The Frank Value Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Frank Value Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Frank Value Fund doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations including policies and procedures relating to disclosure of the Fund’s portfolio. Annual reports will contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end. Form N-CSRs will contain the Fund’s annual and semi-annual financial statements.

Call the Fund’s transfer agent toll free: 1-888-217-5426 to request free copies of the SAI, Form N-CSR and the Fund’s annual and semi-annual reports or to request other information about the Fund and to make shareholder inquiries. You may also visit the Fund’s website at http://www.frankfunds.com for this information.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov

Investment Company Act File No. 811-21532

FRANK FUNDS

FRANK VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

Investor Class Shares:	FRNKX
Class C Shares:	FNKCX
Institutional Class Shares:	FNKIX

NOVEMber 1, 2025

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund’s current Prospectus dated November 1, 2025. A free copy of the Prospectus or annual Form N-CSR can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-888-217-5426. The Fund’s Prospectus is incorporated by reference in this SAI.

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS	1
Non-Principal Investment Strategies and Risks	1
Investment Restrictions	6
Temporary Defensive Positions	8
MANAGEMENT OF THE FUND	8
CODE OF ETHICS	11
DISCLOSURE CONCERNING PROXY VOTING	11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	12
Control Persons and Principal Holders	12
Management Ownership	13
INVESTMENT ADVISORY AND OTHER SERVICES	13
Investment Adviser	13
The Portfolio Manager	15
Custodian	16
Fund Services	16
Independent Registered Public Accounting Firm	16
Distributor	16
BROKERAGE ALLOCATION AND OTHER PRACTICES	18
DISCLOSURE OF PORTFOLIO HOLDINGS	19
PURCHASE, REDEMPTION, AND PRICING OF SHARES	20
Purchase of Shares	20
Pricing of Shares	20
TAX CONSEQUENCES	21
TAXATION OF THE FUND	23
FINANCIAL STATEMENTS	23
PROXY VOTING POLICY	24

DESCRIPTION OF THE TRUST AND THE FUND

The Frank Value Fund (the “Fund”) is a diversified series of the Frank Funds (the “Trust”). The Fund commenced operations on July 21, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 12, 2004 (the “Trust Agreement”). The Trust Agreement permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of two series currently authorized by the Trustees. The investment adviser to the Fund is Frank Capital Partners, LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The Fund offers three classes of shares: Investor Class, Class C and Institutional Class. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Non-Principal Investment Risks

All principal investment strategies and risks are discussed in the Prospectus. Additional non-principal risks are discussed here.

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes, and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

The Fund may also purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates.

1

While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors that it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis, and monitoring of general economic conditions and trends. To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is no established retail secondary market and market quotations are not available, these securities are valued by the Adviser in accordance with procedures approved by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is that the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is that the warrants will not realize their value because the underlying common stock does not reach the Adviser’s anticipated price within the life of the warrant.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research.

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The risk in investing in rights is the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Foreign securities are considered by the Adviser only if they are trading in domestic markets as American Depositary Receipts (“ADRs”) or are directly listed in a domestic market such as the New York Stock Exchange or NASDAQ. An ADR is a receipt for the shares of a foreign-based corporation, held in the vault of a U.S. bank, and entitling the shareholder to all dividends and capital gains. A sponsored ADR is issued by a company whose stock will underlie the ADR. The corporation provides financial information to the bank and may subsidize the administration of the ADRs. An unsponsored ADR is issued by a broker/dealer or a depositary bank without the involvement of the company whose stock underlies the ADR. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions, and greater price volatility. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Investment Company Securities are shares of other mutual funds. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the "3% Limitation"); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

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To the extent applicable, the Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the Investment Company Act of 1940, as amended (“1940 Act”) which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 3%, 5% and 10% Limitation and the 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks, or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund only invests in futures contracts to the extent it could invest in the underlying instrument directly.

The Fund will engage in futures transactions for hedging purposes only. This means that the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets.

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Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss. Although the Fund believes that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded,

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and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•	are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded;
•	may be maintained in cash or certain other liquid assets by the Fund’s custodian for the benefit of the FCM; and
•	are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

Investment Restrictions

Fundamental Risks. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental Risks”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board without the approval of shareholders, to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental (“Non-Fundamental Risks”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage ratio of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage ratio of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

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2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder, or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities, or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association, or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation, or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation, or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Risks. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental Risks.

1. Pledging. The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in paragraph 1 above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation. Not more than 33⅓% of the Fund’s assets may be pledged in accordance with this restriction.

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2. Leveraging. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options or futures contracts.

4. Options. The Fund will not purchase or sell options, including calls and puts.

5. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid investments. In the event the Fund exceeds this 15% limitation, the Fund will not purchase additional illiquid investments until the Fund is back into compliance with the 15% limitation.

6. Loans. The Fund may not lend any security if, as a result, more than 33 1/3% of its total assets would be lent to other parties.

Temporary Defensive Positions

To respond to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. For example, the Fund may hold all or a portion of its assets in money market instruments or money market funds. If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund's response to market conditions. The portfolio turnover rate of the Fund for the fiscal periods ended June 30, 2025 and June 30, 2024 were 105.26% and 100.08%, respectively.

MANAGEMENT OF THE FUND

The Board supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee sooner dies, resigns, retires, or is removed. There are two series in the “Fund Complex”: the Fund and the Camelot Event-Driven Fund. The Board generally meets four times a year.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (each an “Independent Trustee,” together the “Independent Trustees”).

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Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jason W. Frey Year of Birth: 1979	Trustee	Indefinite/ June 2004 - present	Software Developer, International Business Machines Corp, a technology company, December 2012 to present.	2	None
Andrea Nitta Year of Birth: 1982	Trustee	Indefinite/ December 2009 - present	Accounting Manager, WEI Mortgage Corporation, May 2016 to present.	2	None
Hemanshu Patel Year of Birth: 1984	Trustee	Indefinite/ December 2009 - present	CFO Curiosity Games (d.b.a. The Escape Game) July 2024 to present. Vice President, North Castle Partners, private equity firm, February 2016 to July 2024.	2	None
Jeffry Brown Year of Birth: 1955	Trustee	Indefinite / August 2019 – present	CEO, Azimut Alternative Capital Partners; Self-employed, Consultant to Mutual Fund and Private Equity industries 2017 – Present.	2	Azimut Alternative Capital Partners

1 The address of each Trustee is c/o Frank Funds, 781 Crandon Blvd., Unit 602, Key Biscayne, FL 33149.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[2] Year of Birth: 1981	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President and Trustee, September 2009 - present	Managing Partner of Frank Capital Partners LLC since June 2003.	2	None
Monique M. Weiss[2] Year of Birth: 1969	Secretary	Indefinite/September 2009 – present	Self-employed, Consultant to Mutual Fund Industry, 2006 – present.	N/A	None

1 The address of each officer and Trustee is c/o Frank Funds, 781 Crandon Blvd., Unit 602, Key Biscayne, FL 33149.

2 Brian Frank is considered an “interested” Trustee, as defined in the 1940 Act, because he is affiliated with the Adviser. Brian Frank and Monique Weiss are married.

Board Leadership Structure.  The Trust is led by Mr. Brian Frank, who has served as the President of the Board since 2009. Mr. Frank is an interested person by virtue of his position as Managing Partner of the Adviser.

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The Board is comprised of Mr. Frank and four “Independent Trustees. The Fund does not have a lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting. The President of the Board is generally responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings, and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners, and other stakeholders as providing strong leadership. The Fund believes that its President, together with the Audit Committee and the full Board, provides effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis when and if necessary.  The Audit Committee, which has a separate chair, considers financial risks and reporting risks within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Board collectively believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  Mr. Frank has over 20 years of business experience in the investment management business and is skilled in portfolio and risk management functions.  Mr. Patel has a B.S. degree in finance from Rutgers University and over 15 years of experience in the financial services industry. Mr. Patel is knowledgeable in company valuation, stemming from his experience in investment banking and private equity, and his knowledge of finance contributes to the Board’s understanding of the strategies implemented by the Trust’s portfolio managers. Ms. Nitta has a B.S. degree in finance from New York University’s Stern School of Business and over 20 years of experience in the financial services industry. Ms. Nitta has a background in financial accounting, originating from her experience with Ernst & Young and continuing with her current position as assistant controller at Radiology Affiliates Imaging. Her knowledge of public accounting contributes to the Board’s understanding of the Trust’s annual audit. Mr. Frey has over 20 years of experience in the banking and software industries. His knowledge of financial systems and regulation is helpful for the Board’s examination of best execution practices. Mr. Brown has an MBA from the University of California, Los Angeles, and a JD from University of Wisconsin Law School, and over 20 years experience in the financial services industry. Mr. Brown has a background in fixed income, management, private equity, and also a certificate in Cybersecurity Oversight from Carnegie Mellon University. His knowledge of the asset management business contributes to the Board’s understanding of the Trust’s overall strategy.

Audit Committee. The Trust’s Audit Committee consists of each of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices; its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee held two meetings during the fiscal year ended June 30, 2025.

As of December 31, 2024, the Trustees owned the following amounts in the Fund:

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Name of Trustee	Dollar Range of Securities In The Fund	Aggregate Dollar Range of Securities In Trust
Brian J. Frank	Over $100,000	Over $100,000
Jason W. Frey	$10,001 - $50,000	$10,001 - $50,000
Andrea Nitta	$10,001 - $50,000	$10,001 - $50,000
Hemanshu Patel	$10,001 - $50,000	$10,001 - $50,000
Jeffry Brown	None	None

The following table describes the compensation paid to the Trustees for the fiscal year ended June 30, 2025. Trustees who are deemed “interested persons” of the Trust, and officers of the Fund, receive no compensation from the Fund.

Name, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Brian J. Frank, Trustee	$0	$0	$0	$0
Jason W. Frey, Trustee	$1,200	$0	$0	$1,800
Andrea Nitta, Trustee	$1,200	$0	$0	$1,800
Hemanshu Patel, Trustee	$1,200	$0	$0	$1,800
Jeffry Brown, Trustee	$1,200	$0	$0	$1,800

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices, and courses of business by certain individuals or entities related to the Fund, the Trust and the Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code of Ethics. The personnel of the Trust and the Adviser are subject to the Code of Ethics when investing in securities that may be purchased, sold, or held by the Fund.

DISCLOSURE CONCERNING PROXY VOTING
RELATED TO PORTFOLIO SECURITIES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities,

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the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests, and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

  Electing a Board of Directors – A board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;
  Approving Independent Auditors – The relationship between a company and its auditors should be limited primarily to the audit engagement;
  Providing Equity-Based Compensation Plans – Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;
  Corporate Voting Structure - Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors;
  Shareholder Rights Plans - Shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value; and
  Other Investment Companies - When the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling 1-888-217-5426. The information also is available on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available on the Fund’s website at https://frankfunds.com or by calling 1-888-217-5426 and will be sent within 3 business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

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A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.

As of October 1, 2025, the following persons were the owners of more than 5% of the outstanding Investor Class shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Charles Schwab, San Francisco, CA 94104	30.3%	Record
Interactive Brokers, Greenwich, CT 06830	6.6%	Record
NFS LLC, New York, NY 10281	6.1%	Record

As of October 1, 2025, the following persons were the owners of more than 5% of the outstanding Institutional Class shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
Charles Schwab, San Francisco, CA 94104	10.5%	Record
NFS LLC, New York, NY 10281	8.5%	Record
LPL Financial Services, San Diego, CA 92121	6.9%	Record

As of October 1, 2025, the following persons were the owners of more than 5% of the outstanding Class C shares of the Fund:

Name and Address	Percentage of Ownership	Type of Ownership
NFS LLC, New York, NY 10281	16.6%	Record
NFS LLC, New York, NY 10281	8.2%	Record
NFS LLC, New York, NY 10281	5.1%	Record

Management Ownership

As of October 1, 2025, all officers and Trustees as a group owned 5.2% of the outstanding shares of the Fund. The table below states each officer’s and Trustee’s percentage ownership in each class.

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Name of Trustee or Officer	Percentage Ownership in Investor Class	Percentage Ownership in Class C	Percentage Ownership in Institutional Class
Brian J. Frank	0.0%	0.0%	6.8%
Jason W. Frey	0.4%	0.0%	0.0%
Andrea Nitta	0.0%	0.0%	0.1%
Hemanshu Patel	0.0%	0.0%	0.1%
Jeffry Brown	0.0%	0.0%	0.0%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Frank Capital Partners, LLC as the adviser to the Fund. Monique M. Weiss owns 51% and Brian J. Frank owns 49% of the Adviser and are deemed to control the Adviser. Brian Frank acts as its Managing Partner and Portfolio Manager.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.91% of the average daily net assets of the Fund.

The Agreement was approved for an initial term of two years, and continues on a year to year basis, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. The Agreement was last renewed on June 25, 2025. In either event, it must also be approved by a majority of Trustees of the Fund who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically. A discussion of the Board’s considerations in renewing the Agreement is provided in the Fund’s annual Form N-CSR dated June 30, 2025.

The Adviser retains the right to use the name “Frank” in connection with other investment companies or business enterprises with which the Adviser is or may become associated. The Trust’s right to use the name “Frank” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

For the fiscal years ended June 30, 2023, 2024, and 2025, the Fund paid management fees of $176,094, $174,625, and $202,764, respectively.

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In addition to the Agreement, the Trust, on behalf of the Fund, and the Adviser have entered into an administration agreement (the “Administration Agreement”), under which the Adviser provides administrative services to the Fund, including without limitation providing office space, equipment, and clerical personnel necessary for performing the Trust’s management functions and supervising the overall operations of the Trust, including the provision of services to the Trust by the Trust’s fund accounting agent, transfer agent, custodian, auditors, and other independent contractors or agents. The Adviser receives fees equal to 0.21% of the Fund’s average daily net assets in exchange for providing administrative services and for paying all of the operating expenses of the Fund, except investment management fees; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion, and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trustees and officers with respect thereto. For the fiscal years ended June 30, 2023, 2024 and 2025, the Fund paid administration fees under the Administration Agreement of $40,637, $40,298, and $46,792 respectively.

The Portfolio Manager

Mr. Brian Frank (the “Portfolio Manager”) is the portfolio manager responsible for the day-to-day management of the Fund. As of June 30, 2025, the Portfolio Manager was responsible for the management of the following types of accounts, in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$1,755,397	0	$0
Other Accounts	25	$7,104,555	0	$0

As of June 30, 2025, the Portfolio Manager managed the accounts listed above. The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Manager could favor one account over another. Further, a potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the Portfolio Manager is favoring one investment vehicle over another. The Adviser has adopted a trade allocation policy requiring combined (“blocked”) execution of trades when more than one account managed by the Adviser is purchasing the same security. Where the Fund and other accounts managed by the Portfolio Manager are purchasing the same security, the Adviser will execute the transaction on a blocked basis.

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While the Fund pays the Adviser a fee based on assets under management, Mr. Brian Frank’s compensation from the Adviser is not fixed. Because Mr. Frank co-owns the Adviser, his compensation is based upon the Adviser’s profitability. Mr. Brian Frank participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund, and is paid in cash. There are no bonuses, options, deferred compensation or retirement plans associated with his service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of June 30, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Brian Frank	Over $100,000

Custodian

The UMB Financial Corporation, located at 1010 Grand Boulevard, Kansas City, MO 64106, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request, and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund’s transfer agent. MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per fund in the Fund Complex) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets.

For the fiscal years ended June 30, 2023, 2024, and 2025, MSS received $75,488, $70,833, and $74,516, respectively, from the Adviser for these fund accounting and transfer agent services.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 2617 Huntingdon Pike, Huntingdon Valley, PA 19001, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2026. Sanville & Company performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting services as requested.

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Distributor

Shares of the Fund are offered on a continuous basis through Arbor Court Capital, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 (the “Distributor”).

The Fund has entered into a Distribution and Services Agreement whereby the Distributor serves as principal underwriter and distributor of the Fund.  Pursuant to this agreement, the Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders.  The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. The Fund pays the Distributor $7,000 annually for the Distributor’s services.  The Fund will also pay the Distributor’s out of pocket expenses, including but not limited to: travel, printing, postage, telephone, registration fees for Adviser/Fund personnel, broker/dealer fees specific to Adviser/Fund, and other standard miscellaneous items permitted to be paid under the Fund’s 12b-1 Plans (described below).

Rule 12b-1 PlanS

The Trust has adopted Plans of Distribution Pursuant to Rule 12b-1 under the 1940 Act for each of the Fund’s Investor Class and Class C Shares (collectively, the “Plans”) pursuant to which Investor Class and Class C shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plans, Investor Class and Class C shares of the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% and 1.00% of each of their average net assets, respectively.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators, and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Adviser to Recipients.

Both Plans were adopted in June 30, 2010. The initial term of the Plans was one year, and they will continue in effect from year to year, provided that such continuance is specifically approved at least annually by a majority of the Board including a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plans (the “Plan Independent Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plans.

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The Plans may be terminated at any time by the Trust or the Fund by vote of a majority of the Plan Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the respective class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

The table below states the amounts paid by the Fund’s Investor Class and Class C shares under the Plans for the fiscal year ended June 30, 2025.

Investor Class Shares	Class C Shares
$11,703	$10,769

The table below states the principal types of activities for which the Fund made payments under the Plans for the fiscal year ended June 30, 2025.

	Investor Class	Class C
Advertising & Sales Literature	$0	$0
Printing & Mailing of Prospectuses	$0	$0
Compensation to Underwriters	$0	$0
Compensation to Broker Dealers	$0	$10,769
Compensation to Sales Personnel	$11,703	$0
Compensation to the Adviser for Other Distribution-Related Expenses	$0	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

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For the fiscal years ended June 30, 2023, 2024, and 2025, the Fund paid brokerage commissions of $26,984, $19,167, and $12,736 respectively.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser will execute the transaction on a blocked basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports, which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund has an ongoing arrangement to release portfolio holdings to Morningstar for Morningstar to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to

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Morningstar no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-PORT with the SEC.

Pursuant to policies and procedures adopted by the Board, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Administrator, the transfer agent, the fund accounting agent and the custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, transfer agent, fund accounting agent and custodian receive portfolio holdings information daily to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund. The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Administrator, the transfer agent, the fund accounting agent and the custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below) (iii) whether sufficient protections are in place to guard against personal trading based on the information and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s transfer agent, fund accounting agent and custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund’s portfolio holdings and includes a duty not to trade on the non-public information.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Fund.

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Pricing of Shares

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. For a description of the methods used to determine the net asset value, see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, as the valuation designee, in conformity with guidelines adopted by the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

TAX CONSEQUENCES

Under provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a “regulated investment company” under Subchapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay “qualifying dividends.” Investors in Frank Value Fund may benefit from the tax law and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards

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are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Tax Distribution. The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding. The Fund is required by federal law to withhold 24% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2025 the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Unrealized appreciation (depreciation)	$5,774,069
Post December net-investment loss	-
Undistributed accumulated ordinary income	120,643
Accumulated undistributed long-term capital gain	1,033,884
Total Distributable earnings	$6,928,596

The capital gains (losses) shown may differ from corresponding accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to temporary book/tax differences due to the deferral of losses on wash sales.  Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

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TAXATION OF THE FUND

The Fund has qualified under Subchapter M of the Internal Revenue Code. If the Fund does not qualify under Subchapter M, it would be liable for federal income tax on its capital gains and net investment income currently distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in this SAI are incorporated herein by reference to the Fund’s annual Form N-CSR for the fiscal year ended June 30, 2025. You can obtain the annual Form N-CSR without charge by calling the Fund at 1-866-706-9790 or by clicking this link.

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FRANK CAPITAL PARTNERS LLC PROXY POLICY

Pursuant to rules established by the Securities and Exchange Commission (the “Commission”), under the Investment Company Act of 1940, as amended, the Board of Frank Funds (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).

Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board of the Trust believes that each Fund’s investment adviser which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Funds’ investment advisers to make decisions on casting proxy votes.

In some instances, an adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the adviser or an affiliated person of the adviser. In such a case, the adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. The adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the adviser, is most consistent with the adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. Because the Funds may rely on Section 12(d)(1)(F), each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security.

A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (866) 313-1344 and on the Commission’s website at http://www.sec.gov. The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

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FRANK FUNDS

CAMELOT EVENT-DRIVEN FUND

781 Crandon Blvd., Unit 602

Key Biscayne, FL 33149

Telephone: (973) 887-7698 Toll Free: (866) 706-9790

Class A Shares:	EVDAX
Institutional Class Shares:	EVDIX

PROSPECTUS

November 1, 2025

Advised by: Camelot Event-Driven Advisors, LLC

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

CAMELOT EVENT DRIVEN FUND SUMMARY	3
Investment Objective	3
Fees and Expenses	3
Portfolio Turnover	4
Principal Investment Strategies	4
Principal Investment Risks	5
Performance	8
Management	11
Purchase and Sale of Fund Shares	11
Tax Information	11
Payments to Broker-Dealers and Other Financial Intermediaries	11
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES	12
Investment Objective	12
Principal Investment Strategies	12
Temporary Defensive Positions	15
Principal Investment Risks	15
Portfolio Holdings Disclosure	19
Cybersecurity	19
MANAGEMENT OF THE FUND	19
PURCHASING FUND SHARES	20
Share Classes	20
Determination of Net Asset Value	20
Purchasing Fund Shares	21
Opening An Account	21
REDEEMING FUND SHARES	24
Redemption Requirements	24
Redemption Price	25
Redemption Fee/Market Timing	25
Redemption Payment	25
DIVIDENDS, DISTRIBUTIONS AND TAXES	26
Dividends and Distributions	26
Taxes	26
DISTRIBUTION	27
Distributor	27
Distribution Plan	27
FINANCIAL HIGHLIGHTS	27

CAMELOT EVENT-DRIVEN FUND SUMMARY

Investment Objective.

The Camelot Event-Driven Fund’s (the “Fund”) investment objective is to provide long-term growth of capital.

Fees and Expenses.

This table describes fees and expenses that you may pay if you buy and hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Frank Funds (the “Trust”).  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 23 of the Fund’s Prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	2.50%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price) (1)	1.00%	NONE
Redemption Fee (as a percentage of amount redeemed on shares held less than 5 business days)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional Class
Management Fees	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	NONE
Total Other Expenses	0.55%	0.54%
Shareholder Servicing Fees	0.10%	0.10%
Dividends on Short Positions	0.00%	0.00%
Remaining Other Expenses	0.45%	0.44%
Total Annual Fund Operating Expenses	2.10%	1.84%
Fee Waiver and/or Expense Reimbursement (2)	0.10%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.00%	1.74%

(1)	The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $250,000 breakpoint (where you do not pay an initial sales charge) on shares redeemed within 18 months of purchase.
(2)	Camelot Event-Driven Advisors, LLC (the “Adviser”), has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”). This agreement will continue in effect until October 31, 2026. Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment. This agreement shall be terminated upon the termination of the advisory agreement or, with respect to the Fund, in the event of its merger or liquidation.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$203	$648	$1,120	$2,423
Institutional Class	$177	$569	$986	$2,150

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.80% of the average value of its portfolio.

Principal Investment Strategies.

To achieve the Fund’s investment objective, the Adviser invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities. In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes.

•	Merger Arbitrage. The Fund invests in the securities of companies subject to publicly announced corporate reorganizations.

•	Capital Structure Arbitrage. A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities. Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities. Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other. The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors. Typically, one of these securities is purchased, while the other is sold short. The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

•	Distressed Securities Investments. The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk. Distressed securities include below investment-grade securities.

•	Special Situation Securities. The Fund may also invest in “special situation” securities when the Fund’s Adviser believes such investments will benefit the Fund. A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: material litigation, technological breakthroughs and new management or management policies, spin-offs, break-ups, or divestitures. Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

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•	Activist Investments. The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight. These are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees or directors, often with the intention of replacing existing management, new capital allocation policies, or selling the company. Profits are expected from the eventual success of the new board of trustees or directors in increasing the company’s value. The Fund may invest with the intention of participating actively in the change of control, or staying passive. Although some of the companies the Fund targets as an “activist investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales on equities at any given time.

•	Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options, as well as privately negotiated options. The Fund may invest without restriction as to credit rating, maturity or duration. The Fund may purchase below investment grade securities, commonly referred to as “junk.”

•	Tactical Allocation. Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes in which the Fund invests. The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.
•	Foreign Securities Investments. The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). The Fund may seek exposure to foreign securities by investing in Depositary Receipts.

•	Derivative Instruments (Including Options and Swaps). The event arbitrage strategy employed by the Fund may include the use of derivatives. Options and swaps may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income. The Fund may buy call or put options to implement its principal investment strategies. The Fund may write (sell) call options on securities that it owns. This allows the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration. Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying securities at a lower price. Hedging through derivatives may be done on underlying securities such as individual securities, market indices, as well as foreign currency or commodity exposure. Options contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices. In managing the Fund, the Adviser may engage in frequent buying and selling, resulting in a high portfolio turnover rate.

Principal Investment Risks

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The risks associated with an investment in the

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Fund can increase during times of significant market volatility, and there can be no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are:

Activist Investment Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Capital Structure Arbitrage Risk. The perceived mispricing identified by the Adviser may not disappear or may even increase, in which case losses may be realized.

Chinese Securities Risk. The Fund may invest in securities of companies conducting business in the Peoples' Republic of China (“PRC”). While these securities are listed on U.S. or other Western exchanges, they often are Variable Interest Entities (“VIE”) organized in third jurisdictions and which do not have direct ownership of assets in China. Instead, assets in the PRC are owned by PRC nationals, who assign their economic interest in the underlying business to the VIE. Such assignment contracts may not be enforceable in the courts of the PRC.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments. The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

Derivative Instruments (Including Options and Swaps) Risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or may suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.

Distressed Securities Risk. Investment in distressed securities may be considered speculative and may present substantial risk of loss. Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities. Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the securities.

6

Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

High Yield Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the bond may decrease, the Fund's share price may decrease and its income may be reduced. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. Such securities also may include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

Initial Public Offering (“IPO”) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Management Risk. The Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund; there is no guarantee that its decisions will produce the intended result.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

7

Merger Arbitrage Risk. Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

Portfolio Turnover Risk. A higher portfolio turnover results in higher transactional and brokerage costs.

Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

Structured Note Investment Risk. Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments to be subject to the related risks of each applicable factor.

Special Situations Risk. Special situations often involve much greater risk than is found in the normal course of investing. Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

8

Performance

The following bar chart displays the annual return of the Fund over the past ten years. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad-based securities market index and a supplemental index. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results. The Fund acquired all of the assets and liabilities of Quaker Event Arbitrage Fund (the “Predecessor Fund”), a former series of Quaker Investment Trust, in a tax-free reorganization on June 22, 2018. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Institutional Class Shares were exchanged for Class A, Class A and Institutional Class Shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance for the period after June 22, 2018 and for the Predecessor Fund shares for periods prior to June 22, 2018. Updated performance information will be available at no cost by calling 1-800-869-1679.

Annual Total Returns (For the calendar years ended December 31)

During the period shown, the Fund’s highest return for a quarter was 35.55% during the third quarter 2020, and the Fund’s lowest return was -26.97% during the first quarter 2020. The Fund’s Class A shares’ total year-to-date return through September 30, 2025 was 9.57% on a load-waived basis.

9

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	One Year	Five Year	Ten Year
Class A Return Before Taxes	3.61%	9.88%	7.73%
Class A Return After Taxes on Distributions*	2.59%	8.56%	6.37%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.13%	7.40%	5.59%
Russell 3000 Index**	23.81%	13.86%	12.55%
HFRX Event-Driven Index ***	3.73%	1.12%	1.23%

	One Year	Five Year	Ten Year
Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	6.55%	10.74%	8.31%
Institutional Class Return After Taxes on Distributions*	5.40%	9.39%	6.90%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	3.88%	8.09%	6.05%
Russell 3000 Index**	23.81%	13.86%	12.55%
HFRX Event-Driven Index ***	3.73%	1.12%	1.23%

*After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class; after-tax returns for the other class will vary.

**The Russell 3000® Index is a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in America as measured by total market capitalization, and represents approximately 98% of the American public equity market. Investors cannot invest directly in an index or benchmark. Unlike the Fund’s returns, the index does not reflect any fees or expenses. The Russell 3000 Index was added as a broad-based index as required by the SEC.

** The HFRX Event-Driven Index is comprised of daily-reporting liquid alternative UCITS funds. Event driven managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety, including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance, or other capital structure adjustments. Investors cannot invest directly in an index or benchmark. Unlike the Fund’s returns, the index does not reflect any fees or expenses.

10

Management

Investment Adviser. Camelot Event-Driven Advisors, LLC is the Fund’s investment adviser.

Portfolio Managers. Thomas F. Kirchner, CFA, and Paul Hoffmeister, Portfolio Managers of the Adviser, have been responsible for the day-to-day management of the Fund since its inception in June 2018. Mr. Kirchner previously managed the Predecessor Fund from 2003 to 2018 with Mr. Hoffmeister joining the Predecessor Fund in 2010.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

Tax Information. Dividends and capital gain distributions you receive from the Fund are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to provide long-term growth of capital. The Fund’s investment objective may be changed by the Fund’s Board of Trustees (the “Board”) upon prior written notice to shareholders.

Principal Investment Strategies

To achieve its investment objective, the Adviser invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes.

• Merger Arbitrage. The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). Such investments may include long or short positions in the target or acquiring companies. After the announcement of such a corporate reorganization, securities of the target typically trade at less than the full value implied by the transaction. This discount reflects uncertainty about the completion of the corporate reorganization and its timing. A variety of strategies can be employed to take advantage of this discount.

•         Capital Structure Arbitrage.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  Typically, one of these securities is purchased, while the other is sold short.

The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  The Adviser forms an opinion of how these factors should influence the relative value of the securities.  In forming this opinion, the Adviser may reference historical trading information, the trading of similar securities issued by the same issuer, terms and trading of comparable securities issued by other issuers, or other statistical or judgmental factors.

The Adviser anticipates, though there is no guarantee, the Fund will benefit when a security sold short depreciates faster than the security purchased, or a security acquired increases faster than the security sold short.  In addition, the cost of carry of the position will also affect its profitability.  Cost of carry refers to difference between any revenues received and any costs incurred in connection with maintaining the long and short positions, such as borrowing costs, dividends or interest paid or received, or interest received on the cash proceeds received from the short sale.  In many arbitrage investments the aggregate costs exceed revenues resulting in a net cost to maintain the arbitrage position.  Under some circumstances, the cost of carry may be positive so that there is a net benefit to maintaining the position.

For example, the Fund may purchase one type of preferred stock of an issuer while selling short another type of preferred stock of the same issuer.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividend rates.

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The Fund may also implement statistical models to determine the relative value of different securities of an issuer.  If such a model suggests that one security is overpriced relative to another, the Fund will sell short the overvalued security and purchase the undervalued security.  Statistical models rely on historical quantitative data as well as assumptions about the stability of the historical properties of this data in the future, as well as certain judgments about the future.

The Fund may use derivative securities to implement its capital structure arbitrage strategy. For example, the Fund may invest in credit default swaps or other derivatives in lieu of investing in debt instruments.  Moreover, the Fund may seek to arbitrage such derivatives against the underlying instruments.

•         Distressed Securities Investments.  The Fund invests in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations.  Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value.  Through an analysis of the complex business and legal procedures associated with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return.  Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities.  The Fund purchases high-yield below investment grade securities, commonly referred to as “junk bonds.”  Junk bonds are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  Investment in below investment grade securities involves substantial risk of loss.  Below investment grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness.  Additionally, issuers of below investment grade securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could substantially adversely affect the market value of the securities.  Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser attempts to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

• Activist Investments. The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight. There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees or directors, often with the intention of replacing existing management or selling the company. Profits are expected from the eventual success of the new board of trustees or directors in increasing the company’s value. The Fund may invest with the intention of participating actively in the change of control, or staying passive. Although some of the companies the Fund targets as an “activist investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

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• Short Sales. The Fund may employ short selling, primarily in its merger arbitrage and capital structure arbitrage strategies. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically from a broker/dealer).  At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender.  Any gain or loss on the transaction is taxable as a short-term capital gain or loss.  In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

• Tactical Allocation. Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes. The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.
• Foreign Securities Investments. The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”). The Fund may seek exposure to foreign securities by investing in Depositary Receipts. The Fund may engage in hedging transactions to reduce the currency risk of its investments.
• Derivative Instruments (Including Options and Swaps). The event arbitrage strategy employed by the Fund may include the use of derivatives. Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage) or for the purpose of generating income. The Fund may buy call or put options to implement its principal investment strategies. The Fund may write (sell) call options on securities that it owns. This may allow the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.
• Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options, as well as privately negotiated options. The Fund may invest without restriction as to credit rating, maturity, or duration. The Fund may purchase below investment grade securities, commonly referred to as “junk.”
• Structured Notes. The Fund may invest in structured notes. A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), stock and stock indices (such as the S&P 500). The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. The use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying instrument at a lower price.  Hedging through derivatives may be done on underlying instruments such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

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Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets.  As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

•	Special Situation Securities. The Fund may invest in “special situation” securities when the Adviser believes such investments will benefit the Fund. A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: material litigation, technological breakthroughs and new management or management policies, spin-offs, break-ups or divestitures. Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

Temporary Defensive Positions

In certain circumstances, such as to maintain liquidity, to meet unusually large redemptions, when the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies For example, the Fund may hold all or a portion of its assets in cash, money market instruments or money market funds. If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover.

Principal Investment Risks

Merger Arbitrage Risk. Merger arbitrage is sometimes referred to as quasi-arbitrage because unlike some other forms of arbitrage it is not a risk-free form of arbitrage. When investing in merger arbitrage, the Fund retains the risk that the corporate reorganization is not completed. This risk is also referred to as “Event Risk,” the event that the merger is not completed. The Adviser expects that it is not directly related to the movements in the overall market. Especially during large dislocations in the overall market it is expected that the number of reorganizations that are not completed increases. However, the Adviser believes that market movements are not the principal determinant for the successful completion of a merger.

More specifically, the risk in merger arbitrage is primarily the event of non-consummation of the announced merger. The following is a non-comprehensive list of why a merger may not be completed:

•	Financing for the transaction may not be available;
•	Anti-trust authorities may block a transaction;
•	The economic environment can change, making the merger less appealing;
•	Fraud or other misrepresentations can be discovered;
•	A spoiler bidder can intervene (a.k.a. “white knight”);
•	Parties to the merger may invoke a material adverse change or other clause in the merger agreement to terminate the merger.

The Adviser weighs these risks against the profit opportunity in each merger arbitrage investment.

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Capital Structure Arbitrage Risk. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Special Situations Risk. Special situations often involve much greater risk than is found in the normal course of investing. Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

Initial Public Offerings Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. Limited trading in some IPOs may make it more difficult to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares also may be affected by: substantial dilution in the value of their shares, sales of additional shares, and concentration of control in existing management and principal shareholders. In addition, some real estate companies in IPOs may have limited operating histories, may be undercapitalized, and may not have invested in or experienced a full market cycle.

Liquidity Risk. Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s Net Asset Value (“NAV.”) Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Distressed Securities Risk. Investment in distressed securities may be considered speculative and may present substantial risk of loss. Below investment-grade securities involve greater risks of default or

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downgrade and are more volatile than investment-grade securities. Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness. Discontinuation of these payments could substantially adversely affect the market value of the securities. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments. The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

High Yield Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal. If that happens, the value of the bond may decrease, the Fund's share price may decrease and its income may be reduced. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. Such securities also may include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

Structured Note Investment Risk. Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments to be subject to the related risks of each applicable factor. Also, depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of the specific factor(s) may cause significant price fluctuations or illiquidity.

Activist Investment Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

Short Selling Risk. The Fund engages in short selling, which involves special risks and requires special investment expertise. When the Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

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Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, pandemics, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

ADR Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Chinese Securities Risk. The Fund may invest in securities of companies conducting business in the Peoples' Republic of China (“PRC”). While these securities are listed on U.S. or other Western exchanges, they often are Variable Interest Entities (“VIE”) organized in third jurisdictions and which do not have direct ownership of assets in China. Instead, assets in the PRC are owned by PRC nationals, who assign their economic interest in the underlying business to the VIE. Such assignment contracts may not be enforceable in the courts of the PRC.

Derivative Instruments (Including Options and Swaps) Risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.

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The market for many derivatives is, or may suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Portfolio Holdings Disclosure. A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information (“SAI”). Shareholders may request portfolio holdings schedules at no charge by calling 1-855-318-2804.

Cybersecurity. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Management of the Fund

The Adviser is a Delaware limited liability company located at 1700 Woodlands Dr Suite 100, Maumee, OH 43537 that has acted as the investment adviser of the Fund since its inception in June 2018. A description of the Board’s deliberations in renewing the management agreement with the Adviser is available in the Fund’s annual Form N-CSR for the fiscal year ended June 30, 2025.

Under the terms of the management agreement with the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2025, the Fund paid the Adviser a management fee equal to 1.30% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or

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contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”). This agreement will continue in effect until October 31, 2026. Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment. This agreement shall be terminated upon the termination of the advisory agreement or, with respect to the Fund, in the event of its merger or liquidation.

Thomas F. Kirchner, CFA, is a Co-Portfolio Manager for the Fund and is responsible for the day-to-day management of the Fund. Mr. Kirchner has been responsible for the day-to-day management of the Fund since its 2003 inception as the Predecessor Fund. Prior to joining the Adviser with the reorganization of the Fund, he managed the Fund for Quaker Funds, Inc. the Predecessor Fund’s adviser, and previously was the founder of Pennsylvania Avenue Advisers LLC and the portfolio manager of the Pennsylvania Avenue Event-Driven Fund, the predecessor of the Quaker Event Arbitrage Fund. From 1996-1999, Mr. Kirchner worked as a Bond Trader for Banque Nationale de Paris S.A. In 1999, he was retained by Fannie Mae as a Financial Engineer. Mr. Kirchner is a graduate of Kings College, University of London; Institut d’Etudes Politiques de Paris and University of Chicago Booth School of Business. He is the author of Merger Arbitrage: How to Profit From Global Event-Driven Arbitrage (Wiley Finance, 2nd ed.). Mr. Kirchner has earned the right to use the Chartered Financial Analyst designation.

Paul Hoffmeister joined Camelot Portfolios LLC in 2017, where he is Chief Economist and is Co-Portfolio Manager of the Fund. Prior to joining Camelot Portfolios LLC, Mr. Hoffmeister was at Quaker Funds, Inc. acting as co-Portfolio Manager to the Quaker Event Arbitrage Fund between 2014 and 2017, and as the Fund's Portfolio Strategist between 2010 and 2014. Mr. Hoffmeister was Chief Economist at Bretton Woods Research between 2006 and 2014. He received his MBA from Northwestern University’s Kellogg School of Management, and BS in Accounting and Finance from Georgetown University.

The Fund’s SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of Fund shares.

PURCHASING FUND SHARES

Share Classes

This Prospectus describes two classes of shares offered by the Fund: Class A and Institutional Class.  The main differences between each class are ongoing fees (12b-1 fees) and minimum investments. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.

Determination of Net Asset Value

Shares of the Fund are sold at NAV. The Fund’s NAV per share is determined by adding the value of all the Fund’s securities, cash, and other assets, including accrued interest and dividends, less all liabilities, including accrued expenses, and then dividing by the total number of shares outstanding. The Fund’s NAV changes every day. The NAV is determined each business day following the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time (“ET”)) Monday through Friday, exclusive of Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, Christmas Day, and New Year’s Day. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, the Fund’s NAV will be calculated as of the time the NYSE closes.

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Securities held by the Fund for which market quotations are readily available are valued at current market value. If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as the valuation designee, will value the Fund’s assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted as permitted by the Securities and Exchange Commission (“SEC”) and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing policies. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.

Purchasing Fund Shares

Purchase requests received by the Fund’s transfer agent in good order before the close of the NYSE (normally 4:00 p.m. ET) will receive the NAV calculated that day. Purchase requests received by the Fund’s transfer agent after the close of the NYSE will receive the NAV calculated following the close of the NYSE on the next following business day. The Fund reserves the right at its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

If you buy and redeem shares of the Fund through a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) that member may charge a fee for that service. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. The Fund will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced at the Fund's NAV next computed after it is received by the authorized broker or broker authorized designee.

Opening An Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Investments: When making your initial purchase request, make sure your request is in good order. “Good order” means that your purchase request includes the name of the purchaser, the dollar amount of shares to be purchased, a completed account application, and a check payable to Camelot Event-Driven Fund. Send the application and check via U.S. Mail or overnight courier to Camelot Event-Driven Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Initial purchase of shares of the Fund may be made by application submitted to the Fund’s transfer agent by mail or in person. A check made out to the Camelot Event-Driven Fund for the initial share purchase should be included with the account application. The minimum purchase for Class A shares is $2,000 for regular accounts and $1,000 for IRA accounts, and the minimum purchase for Institutional Class shares is $1,000,000. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. For the convenience of investors, an account application is included in every request for a Prospectus.

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To receive this information, call the Fund’s transfer agent toll free at 1-800-869-1679, or write to the Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. You also may make your initial purchase by wiring funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund’s transfer agent at 1-800-869-1679 to notify the Fund of your purchase and obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian, and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Fund presently charges no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management, such termination or rejection is in the best interest of the Fund.

Subsequent Purchases: Subsequent purchases may be made by mail, wire, or in person. A subsequent purchase is in good order when your purchase request includes the name of the account holder, the dollar amount of shares to be purchased, and a check payable to the Camelot Event-Driven Fund. The minimum subsequent investment for all share classes $100. You may also purchase shares of the Fund by wiring funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund’s transfer agent, at -800-869-1679 to notify the Fund of your purchase and obtain wire instructions.

	Front-End Sales Charges on Class A Shares:
Amount Invested	Front-End Sales Charge (as a % of offering price)[a,b]	Front-End Sales Charge (as a % of net amount invested)[b]	Dealer Re-Allowance[g]
$0 to $99,999	2.50%	2.56%	2.25%
$100,000 to $249,999	2.00%	2.03%	1.75%
$250,000 and above	0%	0%	0%[d]

(a) The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.

(b) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

(c) In the case of investments at or above $250,000 (where you do not pay an initial sales charge), a contingent deferred sales charge (“CDSC”) of up to 1% may be assessed on shares redeemed within18 months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances.

(d) The Adviser may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $250,000 or more in accordance with the following schedule: 1.00% of Class A shares purchases of $250,000 to $4,999,999; 0.75% of Class A shares purchases of $5,000,000 to $9,999,999; 0.50% of Class A shares purchases of $10,000,000 to $49,999,999; and 0.25% of Class A shares purchases of $50,000,000 and over.

Front-end sales charges may be waived or lowered:

• For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

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• For employees and employee-related accounts of the Adviser, Trustees and affiliated persons of the Fund. Please see the Fund’s SAI for details.

•         For large orders and purchases by eligible plans. Please see the Fund’s SAI for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

•         If you indicate your intent in writing to invest at least $100,000 in any share class over the next 24 months.

•         If your holdings in all share classes of the Fund you already own plus the amount you’re investing now in Class A shares is at least $100,000.

•         If you are investing a total of $100,000 or more in any share class of two on the same day.

You need to notify your financial services firm or the Fund’s transfer agent if you qualify for a waiver.

If you purchased Class A shares without paying the front-end sales charge, the Fund’s distributor may charge you a contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase. The amount of the CDSC will be calculated at the same percentage as the commission paid to your broker-dealer at the time of purchase of the shares and will range from 0.25% to 1.00%.

The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of: (1) redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Internal Revenue Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Internal Revenue Code Section 457 or a participant-directed qualified retirement plan described in Internal Revenue Code Section 403(b)(7) which is not sponsored by a K-12 school district; (2) redemption of shares of a shareholder (including a registered joint owner) who has died; (3) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (4) redemptions under a fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the NAV of the account; and (5) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

Share Conversion: You may be able to convert your shares to a different share class of the Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than you originally owned, depending on that day’s NAVs. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Reduction or Waiver of Front-End Sales Charges

Front-end sales charges may be reduced by:

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● Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned Class A Shares of the Fund with a combined aggregate NAV of $100,000, and you decided to purchase an additional $60,000 of Class A Shares of the Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 2.50% on that purchase, because you had accumulated more than $99,999 total in the Fund.

● Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 18-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Fund’s highest applicable sales load (2.50%) for the amount of the LOI will be held in escrow during the 18-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

● If you establish an LOI you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

● Investments of $250,000 or More: For the Fund, with respect to Class A shares, if you invest $250,000 or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares, any shares in your account that are not subject to a CDSC will be sold first. If there are not enough of these shares that are not subject to a CDSC to meet your request, the shares will be sold in the order they were purchased.

REDEEMING FUND SHARES

Redemption Requirements

Shareholders may redeem all or any part of their shares on any day the Fund is open for business. To sell Fund shares, call the Fund’s transfer agent at 1-800-869-1679 or send written instructions, signed by the shareholder(s) with the proper signature guarantee, if applicable, via U.S. Mail or overnight courier to Camelot Event-Driven Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

A signature guarantee is designed to protect the Fund and its shareholders from fraud. A signature guarantee is required to redeem shares in the following situations:

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•	The redemption is for more than $25,000.
•	The proceeds are to be mailed to an address other than the registered address of record.
•	A change of address request has been received by the transfer agent within the last 15 days.
•	Ownership of the account has changed.

A signature guarantee verifies the authenticity of the shareholders signature and the guarantor must be an eligible guarantor. To be eligible, the guarantor must be a participant in the Securities Transfer Agents Medallion Program or the Stock Exchange Medallion Program. Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and FINRA member firms. The Fund will not make checks payable to any person other than the shareholder(s) of record or financial intermediaries for the benefit of shareholder(s) of record.

Redemption Price

The redemption price is the NAV next determined after notice is received by the Fund for redemption of shares, minus the amount of any applicable redemption fee or CDSC. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the NAV at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.

Redemption Fee/Market Timing

The Fund discourages and does not accommodate market timing. Market timing is an investment strategy using frequent purchases and redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management, and increase Fund expenses for all shareholders. The Board has adopted a policy requiring the Fund’s transfer agent to monitor shareholder activity for purchases and redemptions and/or exchanges that reasonably indicate market timing activity. The transfer agent does not employ an objective standard and may not be able to identify all market timing activity or may misidentify certain trading activity as market timing activity. The Board also has adopted a redemption policy to discourage short term traders and/ or market timers from investing in the Fund. A 2% fee will be assessed against investment proceeds withdrawn within 5 business days of investment. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee is intended to offset the costs associated with short-term shareholder trading and is retained by the Fund. The redemption fee is applied uniformly in all cases. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

Redemption Payment

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The Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer.  However, the Fund may suspend the right of redemption or postpone the date of payment if: the NYSE is closed for other than customary weekend or holiday closings, trading on the NYSE is restricted as determined by the SEC, the SEC has permitted such postponement, or the SEC has determined that an emergency exists. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. It should be noted that shareholders will incur brokerage costs when selling the securities received as part of an in kind distribution. Shareholders would also have continuing market risk by holding these securities. The Fund will not issue in kind redemptions using illiquid securities. To the extent feasible, the Fund expects that a redemption in kind would be a pro rata allocation of the Fund’s portfolio.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

Taxes

In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

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DISTRIBUTION

Distributor

The Fund’s distributor is Arbor Court Capital LLC, 8000 Town Centre Drive Suite 400, Broadview Heights, OH 44147.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of its Class A shares as well as shareholder services. Class A shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% of the Fund’s average daily net assets attributable to Class A Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Sanville & Company, whose report, along with the Fund’s financial statements, are included in the Fund’s annual Form N-CSR, which is available upon request.

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Financial Highlights

Camelot Event-Driven Fund

(For a Share Outstanding Throughout the Year)

	Class A Years Ended June 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$19.48	$20.11	$21.02	$20.92	$13.39
Income (Loss) from Investment Operations:
Net investment income (loss) *	0.13	0.21	0.09	(0.13)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.78	0.39	0.88	0.23 (f)	7.85
Total from Investment Operations	1.91	0.60	0.97	0.10	7.70
Distributions:
Net Investment Income	(0.18)	(0.22)	—	—	(0.17)
Realized Gains	(0.31)	(1.01)	(1.88)	—	—
Total from Distributions	(0.49)	(1.23)	(1.88	—	(0.17)
Redemption Fees ***	— (e)	— (e)	—	- (e)	- (e)
Net Asset Value, at End of Year	$20.90	$19.48	$20.11	$21.02	$20.92
Total Return **	9.93%	3.07%	4.65%	0.48%	57.83%
Ratios/Supplemental Data:
Net Assets, at End of Year (Thousands)	$9,424	$9,680	$11,314	$10,007	$7,159
Before Reimbursement:
Ratio of Expenses to Average Net Assets (a)(b)	2.10%	2.11%	2.15%	2.22%	2.65%
Ratio of Net Investment Income (Loss) to Average Net Assets (a)(d)	0.53%	0.98%	0.27%	(0.81)%	(1.47)%
After Reimbursement:
Ratio of Expenses to Average Net Assets (a)(c)	2.00%	2.02%	2.00%	2.00%	2.04%
Ratio of Net Investment Income to Average Net Assets (a)(d)	0.63%	1.07%	0.42%	(0.59)%	(0.86)%
Portfolio turnover rate	76.80%	48.03%	102.27%	121.62%	286.70%

*	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
**	Assumes reinvestment of dividends.

*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

(a) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(b) Expenses before reimbursements (excluding dividend and interest expense for securities sold short) were 2.10%, 2.11%, 2.15%, 2.21%, and 2.61%, for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.

(c) Expenses after reimbursements (excluding dividend and interest expense for securities sold short) were 2.00%, 2.02%. 2.00%, 1.99%, and 2.00%,, for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.

(d) The net investment income (loss) ratios include dividends on short positions, if applicable.

(e) Amount calculated is less than $0.005.

(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the prior and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

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Financial Highlights

Camelot Event-Driven Fund

(For a Share Outstanding Throughout the Year)

	Institutional Class
	Years Ended June 30,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$19.97	$20.58	$21.41	$21.25	$13.55
Income (Loss) from Investment Operations:
Net investment income (loss) *	0.18	0.27	0.17	(0.07)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.82	0.39	0.88	0.23 (f)	7.97
Total from Investment Operations	2.00	0.66	1.05	0.16	7.88
Distributions:
Net Investment Income	(0.30)	(0.26)	-	-	(0.18)
Realized Gains	(0.25)	(1.01)	(1.88)	—	—
Total from Distributions	(0.55)	(1.27)	(1.88)	-	(0.18)
Redemption Fees ***	- (e)	- (e)	- (e)	- (e)	- (e)
Net Asset Value, at End of Year	$21.42	$19.97	$20.58	$21.41	$21.25
Total Return **	10.18%	3.34%	4.95%	0.75%	58.44%
Ratios/Supplemental Data:
Net Assets, at End of Year (Thousands)	$85,499	$87,187	$103,660	$59,802	$29,971
Before Reimbursement:
Ratio of Expenses to Average Net Assets (a)(b)	1.84%	1.84%	1.89%	2.07%	2.39%
Ratio of Net Investment Income (Loss) to Average Net Assets (a)(d)	0.78%	1.26%	0.65%	(0.65)%	(1.14)%
After Reimbursement:
Ratio of Expenses to Average Net Assets (a)(c)	1.75%	1.77%	1.75%	1.75%	1.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (a)(d)	0.87%	1.33%	0.79%	(0.33)%	(0.54)%
Portfolio turnover rate	76.80%	48.03%	102.27%	121.62%	286.70%

*	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
**	Assumes reinvestment of dividends.

*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.

(a) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(b) Expenses before reimbursements (excluding dividend and interest expense for securities sold short) were 1.84%, 1.84%, 1.89%, 2.05%, and 2.35% for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.

(c) Expenses after reimbursements (excluding dividend and interest expense for securities sold short) were 1.75%, 1.77%, 1.75%, 1.74%, and 1.75% for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.

(d) The net investment income (loss) ratios include dividends on short positions, if applicable.

(e) Amount calculated is less than $0.005.

(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the prior and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the periods.

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Privacy Notice

CAMELOT EVENT-DRIVEN FUND

Rev. February 2018

FACTS	WHAT DOES THE CAMELOT EVENT-DRIVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and wire transfer instructions

■ account transactions and transaction history

■ investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Camelot Event-Driven Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1- 855-318-2804

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What we do
How does the Camelot Event-Driven Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does the Camelot Event-Driven Fund collect my personal information?

We collect your personal information, for example, when you

■ open and account or deposit money

■ direct us to buy securities or direct us to sell your securities

■ seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates' everyday business purposes-information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The Camelot Event-Driven Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Camelot Event-Driven Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Camelot Event-Driven Fund doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on the Fund’s policies and operations including policies and procedures relating to disclosure of the Fund’s portfolio. Annual reports will contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end. Form N-CSRs will contain the Fund’s annual and semi-annual financial statements.

Call the Fund’s transfer agent toll free: 1-855-318-2804 to request free copies of the SAI, Form N-CSR and the Fund’s annual and semi-annual reports or to request other information about the Fund and to make shareholder inquiries. You may also visit the Fund’s website at https://frankfunds.com/camelot-event-driven-fund/ for this information.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21532

FRANK FUNDS

CAMELOT EVENT-DRIVEN FUND

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares:	EVDAX
Institutional Class Shares:	EVDIX

NOVEMber 1, 2025

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Fund’s current Prospectus dated November 1, 2025. A free copy of the Prospectus or annual Form N-CSR can be obtained by writing the transfer agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-855-318-2804. The Fund’s Prospectus is incorporated by reference in this SAI.

DESCRIPTION OF THE TRUST AND THE FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS	1
Investment Restrictions	9
Temporary Defensive Positions	11
MANAGEMENT OF THE FUND	11
CODE OF ETHICS	14
DISCLOSURE CONCERNING PROXY VOTING	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	15
Control Persons and Principal Holders	15
Management Ownership	16
INVESTMENT ADVISORY AND OTHER SERVICES	17
Investment Adviser	17
The Portfolio Manager	17
Custodian	19
Fund Services	19
Independent Registered Public Accounting Firm	19
Distributor	20
BROKERAGE ALLOCATION AND OTHER PRACTICES	21
DISCLOSURE OF PORTFOLIO HOLDINGS	22
PURCHASE, REDEMPTION, AND PRICING OF SHARES	23
Purchase of Shares	23
Pricing of Shares	23
TAX CONSEQUENCES	24
TAXATION OF THE FUND	25
FINANCIAL STATEMENTS	25

DESCRIPTION OF THE TRUST AND THE FUND

The Camelot Event-Driven Fund (the “Fund”) is a diversified series of the Frank Funds (the “Trust”) which organized on February 12, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated February 12, 2004 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of two series currently authorized by the Trustees. The investment adviser to the Fund is Camelot Event-Driven Advisors, LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The Fund offers two classes of shares: Class A and Institutional Class Shares. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any fund into a greater or lesser number of shares of that fund so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other fund are in no way affected. In case of any liquidation of a fund, the holders of shares of the fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that fund. Expenses attributable to any fund are borne by that fund. Any general expenses of the Trust not readily identifiable as belonging to a particular fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The investment objective and strategies of the Fund are described in the Prospectus under the “Fund Summary” and “Additional Information About Investment Strategies and Related Risks” headings. Set forth below is additional information with respect to the investment strategies and risks of the Fund.

INVESTMENT STRATEGIES

In addition to the primary investment securities in which the Fund invests as set forth in the Prospectus, the Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction,

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equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the securities of Municipal Obligations, both within a particular classification and between classifications.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to take special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the U.S. Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.

U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However, if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.

Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by the Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.

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When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund is not limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Equity Securities. To the extent that such purchases do not conflict with the Fund’s principal investment objective(s), the Fund may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Stocks held in the portfolio of the Fund will generally be traded on either the: New York Stock Exchange (“NYSE”), NYSE Arca, or the NASDAQ over-the-counter market.

Short-Term Investments. The Fund also may hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When the Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

Options. The Fund may invest in options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund either: (a) owns the underlying security, or in the case of an option on a market index, holds a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund segregates with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the

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underlying security above the exercise price as long as its obligation as a writer continues. It also will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission .

The Fund may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. The Fund may invest without limit in initial margins and premiums on futures and related options.

Money Market Instruments. Money market instruments mature in thirteen (13) months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.

Registered Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by Rule 12d1-4. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the "3% Limitation"); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges.

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Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, the Fund intends to rely on Section 12(d)(1)(F) and Rule 12d1-4 under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 3%, 5% and 10% Limitation and the 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F).

Real Estate Securities. The Fund may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.

Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Under the oversight of the Board of Trustees, (the “Board”) the Adviser, determines the liquidity of the Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

Master-Feeder Option. Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given thirty (30) days prior notice of any such investment. There is no current intent to make such an investment.

iShares Funds. The Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into,

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by and among the Trust, on behalf of its series, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as NYSE Arca. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.

Foreign Securities. The Fund may invest in foreign securities, including depositary receipts of foreign-based companies, including companies based in developing countries. The Fund may engage in hedging transactions to reduce the currency risk of their investments. Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depository receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities include American Depositary Receipts (“ADRs”).

The Fund may invest in foreign fixed income securities, in addition to the foreign equity securities described in the Prospectus. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Laws and regulations in emerging markets may be less developed than in the U.S. and that as a result, additional risks may arise if the Fund invests in a corporate restructuring in an emerging market. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Securities Lending. The Fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33.33% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be

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maintained at all times in an amount equal to at least 102% of the current market value of the loaned domestic securities (including ADRs) and 105% of loaned foreign securities. The loans will be terminable at any time by the Fund, the Fund will then receive the loaned securities within five days. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, the Fund normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. The Fund may invest cash collateral it receives in connection with a loan of securities in securities issued or guaranteed by the U.S. Government or irrevocable letters of credit that are marked to market daily, other high quality short-term debt instruments and money market instruments. For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of the Fund unless otherwise required by law.

If the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Special Situations. The Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, new management or management policies, spin-offs, break-ups or divestitures. Although large and well-known companies may be involved, special situations may involve much greater risk than is found in the normal course of investing. Special situation investments may also include temporary defensive positions.

Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.

Exchange-Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) to hedge a particular or general risk identified by the Portfolio Manager that, in the opinion of the Portfolio Manager, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy.

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The Fund may also invest in options on ETFs as a substitute for investing in or short selling the underlying ETF.

The Fund may invest in equity and bond ETFs, which include various index tracking products such as iShares, streetTracks and HOLDRs. iShares, streetTracks and HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group.  These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.

The principal risks associated with ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in the case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests. Additionally, if the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Ratings Services or Baa or higher by Moody’s Investors Service, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.

Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has

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experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not an established retail secondary market and market quotations are not available, these securities are valued by the Adviser in accordance with procedures approved by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.

Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high- yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

Investment Restrictions

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board without the approval of shareholders, to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

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Fundamental Investment Restrictions. As a matter of fundamental policy, the Fund is not allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and (b) short sales “against the box” as defined below:

Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an

“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.

(6) participate on a joint or joint and several basis in any trading account in securities;

(7) make loans of money or securities, except that the Fund may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry or group of industries. This restriction does not limit the Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations;

(9) the Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result:

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(i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund is allowed to:

(1) invest more than 15% of its net assets in illiquid investments. For this purpose, illiquid investments include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven (7) days; and (c) repurchase agreements not terminable within seven (7) days; or

(2) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Temporary Defensive Positions

To respond to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies. For example, the Fund may hold all or a portion of its assets in money market instruments or money market funds. If the Fund invests in shares of a money market fund or other investment company, the shareholders of that Fund will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective, and the Fund may pay higher commissions as a result of increased portfolio turnover. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

MANAGEMENT OF THE FUND

The Board supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. There are two series in the “Fund Complex”: the Fund, and the Frank Value Fund. The Board generally meets four times a year.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (each an “Independent Trustee,” together the “Independent Trustees”).

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Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jason W. Frey Year of Birth: 1979	Trustee	Indefinite/ June 2004 - present	Software Developer, International Business Machines Corp, a technology company, December 2012 to present.	2	None
Andrea Nitta Year of Birth: 1982	Trustee	Indefinite/ December 2009 - present	Accounting Manager, WEI Mortgage Corporation, May 2016 to present.	2	None
Hemanshu Patel Year of Birth: 1984	Trustee	Indefinite/ December 2009 - present	CFO Curiosity Games (d.b.a. The Escape Game) July 2024 to present. Vice President, North Castle Partners, private equity firm, February 2016 to July 2024.	2	None
Jeffry Brown Year of Birth: 1955	Trustee	Indefinite / August 2019 – present	CEO, Azimut Alternative Capital Partners; Self-employed, Consultant to Mutual Fund and Private Equity industries 2017 – Present.	2	Azimut Alternative Capital Partners

1 The address of each Trustee is c/o Frank Funds, 781 Crandon Blvd., Unit 602, Key Biscayne, FL 33149.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Brian J. Frank[2] Year of Birth: 1981	President, Treasurer, Chief Compliance Officer, and Trustee	Indefinite/Treasurer, Secretary and Chief Compliance Officer, June 2004 – present; President and Trustee, September 2009 - present	Managing Partner of Frank Capital Partners LLC since June 2003	2	None
Monique M. Weiss[2] Year of Birth: 1969	Secretary	Indefinite/September 2009 – present	Self-employed, Consultant to Mutual Fund Industry, 2006 – present.	N/A	None

1 The address of each officer and trustee is c/o Frank Funds, 781 Crandon Blvd., Unit 602, Key Biscayne, FL 33149.

2 Brian Frank is considered an “interested” Trustee, as defined in the 1940 Act, because he is affiliated with the Adviser. Brian Frank and Monique Weiss are married.

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Board Leadership Structure.  The Trust is led by Mr. Brian Frank, who has served as the President of the Board since 2009.  Mr. Frank is an interested person by virtue of his position as Managing Partner of the Frank Value Fund’s investment adviser.  The Board is comprised of Mr. Frank and four Independent Trustees.  The Fund does not have a lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  The President of the Board is generally responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings, and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners, and other stakeholders as providing strong leadership.  The Fund believes that its President, together with the Audit Committee and the full Board, provides effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis when and if necessary.  The Audit Committee, which has a separate chair, considers financial risks and reporting risks within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Board collectively believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  Mr. Frank has over 20 years of business experience in the investment management business and is skilled in portfolio and risk management functions.   Mr. Patel has a B.S. degree in finance from Rutgers University and over 15 years of experience in the financial services industry. Mr. Patel is knowledgeable in company valuation, stemming from his experience in investment banking and private equity, and his knowledge of finance contributes to the Board’s understanding of the strategies implemented by the Trust’s portfolio managers. Ms. Nitta has a B.S. degree in finance from New York University’s Stern School of Business and over 20 years of experience in the financial services industry. Ms. Nitta has a background in financial accounting, originating from her experience with Ernst & Young and continuing with her current position as assistant controller at Radiology Affiliates Imaging. Her knowledge of public accounting contributes to the Board’s understanding of the Trust’s annual audit. Mr. Frey has over 20 years of experience in the banking and software industries. His knowledge of financial systems and regulation is helpful for the Board’s examination of best execution practices. Mr. Brown has an MBA from the University of California, Los Angeles, and a JD from University of Wisconsin Law School, and over 20 years’ experience in the financial services industry. Mr. Brown has a background in fixed income, management, private equity, and also a certificate in Cybersecurity Oversight from Carnegie Mellon University. His knowledge of the asset management business contributes to the Board’s understanding of the Trust’s overall strategy.

Audit Committee. The Trust’s Audit Committee consists of each of the Independent Trustees. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices; its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Trust’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee held two meetings during the fiscal year ended June 30, 2025.

As of December 31, 2024, the Trustees owned the following amounts in the Fund:

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Name of Trustee	Dollar Range of Securities In The Fund	Aggregate Dollar Range of Securities In Trust
Brian J. Frank	$10,001 - $50,000	Over $100,000
Jason W. Frey	$0	$10,001 - $50,000
Andrea Nitta	$0	$10,001 - $50,000
Hemanshu Patel	$0	$10,001 - $50,000
Jeffry Brown	$0	$0

The following table describes the compensation paid to the Trustees for the fiscal year ended June 30, 2025. Trustees who are deemed “interested persons” of the Trust, and officers of the Fund, receive no compensation from the Fund.

Name, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Brian J. Frank, Trustee	$0	$0	$0	$0
Jason W. Frey, Trustee	$600	$0	$0	$1,800
Andrea Nitta, Trustee	$600	$0	$0	$1,800
Hemanshu Patel, Trustee	$600	$0	$0	$1,800
Jeffry Brown, Trustee	$600	$0	$0	$1,800

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices, and courses of business by certain individuals or entities related to the Fund, the Trust and the Adviser have each adopted a Code of Ethics and procedures for implementing the provisions of the Code of Ethics. The personnel of the Trust and the Adviser are subject to the Code of Ethics when investing in securities that may be purchased, sold, or held by the Fund.

DISCLOSURE CONCERNING PROXY VOTING
RELATED TO PORTFOLIO SECURITIES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities,

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the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests, and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

  Electing a Board of Directors – A board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;
  Approving Independent Auditors – The relationship between a company and its auditors should be limited primarily to the audit engagement;
  Providing Equity-Based Compensation Plans – Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;
  Corporate Voting Structure - Shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors;
  Shareholder Rights Plans - Shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value; and
  Other Investment Companies - When the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling 1-855-318-2804. The information also is available on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available on the Fund’s website at https://frankfunds.com or by calling 1-855-318-2804 and will be sent within 3 business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons and Principal Holders

Shareholders owning more than 25% of the shares of the Fund who have the power to vote those shares are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval,

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including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.

As of October 1, 2025, the following persons were the owners of 5% or more of the outstanding Institutional Class shares of the Fund.

Institutional Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	1,257,398	31.7%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	R	647,821	16.3%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	229,095	5.8%

As of October 1, 2025, the following persons were the owners of 5% or more of the outstanding Class A shares of the Fund.

Class A Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	122,977	25.3%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	R	58,349	12.01%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOM ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA, 94105-1905	R	45.298	9.3%

Management Ownership

As of October 1, 2025 the officers and Trustees, as a group, directly owned 0.1% of the shares of the Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Camelot Event-Driven Advisors, LLC as the adviser to the Fund. The Adviser is located at 1700 Woodlands Drive, Maumee, OH 43537. The Adviser is a limited liability company organized under the laws of Delaware, and it is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of the management agreement (the “Agreement”), and subject to the oversight of the Board, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Under the terms of the Agreement, the Adviser manages the Fund’s investments subject to approval of the Board; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Fund. For the fiscal years ended June 30 2025, 2024, and 2023 the Adviser accrued $1,209,217, $1,403,600, and $1,042,179, in advisory fees, respectively, of which $84,946, $81,782, and $111,073, was waived/reimbursed by the Adviser, respectively.

The Agreement was approved for an initial term of two years, and will continue on a year to year basis, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. The Agreement was last renewed on June 25, 2025. The Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically. A discussion of the Board’s considerations in renewing the Agreement is available in the Fund’s annual Form N-CSR dated June 30, 2025.

The Adviser has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”). This agreement will continue in effect until October 31, 2026. Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment. This agreement shall be terminated upon the termination of the advisory agreement or, with respect to the Fund, in the event of its merger or liquidation.

The Portfolio Managers

Thomas F. Kirchner, CFA, and Paul Hoffmeister (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund. As of June 30, 2025, the Portfolio Managers were responsible for the management of the following types of accounts, in addition to the Fund:

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Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Thomas F. Kirchner
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$3.8 million	2	$3.8 million
Other Accounts	0	$0	0	$0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Paul Hoffmeister
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$3.8 million	2	$3.8 million
Other Accounts	86	$14.9 million	0	$0

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the Portfolio Managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Managers could favor one account over another. Further, a potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the Portfolio Managers are favoring one investment vehicle over another. The Adviser has adopted a trade allocation policy requiring combined (“blocked”) execution of trades when more than one account managed by the Adviser is purchasing the same security. Where the Fund and other accounts managed by the Portfolio Managers are purchasing the same security, the Adviser will execute the transaction on a blocked basis.

The Portfolio Managers are compensated by the Adviser through a base salary. Portfolio Managers also receive distributions of profits resulting from their ownership stakes in the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of June 30, 2025.

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Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Thomas F. Kirchner	Over $100,000
Paul Hoffmeister	$50,001 - $99,999

Custodian

The UMB Financial Corporation, located at 1010 Grand Boulevard, Kansas City, MO 64106, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request, and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the Fund’s transfer agent. MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per fund in the Fund Complex) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. The Fund will receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets. For the fiscal years ended June 30, 2025, 2024, and 2023, the Fund paid $48,398, $52,644, and $45,290, for fund accounting services, respectively. For the fiscal years ended June 30, 2025, 2024, and 2023, the Fund paid $24,050, $23,691, and $23,482, for transfer agent fees, respectively.

Independent Registered Public Accounting Firm

The firm of Sanville & Company, 2617 Huntingdon Pike, Huntingdon Valley, PA 19001, has been selected as independent public accountants for the Fund for the fiscal year ending June 30, 2026. Sanville & Company performs an annual audit of the Fund’s financial statements and provides financial, tax, and accounting services as requested.

Fund Administrator

Frank Capital Partners (the “Administrator”) provides the Fund with certain compliance and administrative services including paying all of the operating expenses of the Fund, except investment management fees; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion,

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and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.  The Administrator is located at 781 Crandon Blvd., Unit 602, Key Biscayne, FL 33149.  For these services, the Fund pays the Administrator a variable fee of 0.21% of the daily net assets of the Fund up to $50 million. For assets in the range of $50 million to $75 million the variable fee will be 0.15%, and assets above $75 million will be charged 0.10%. For the fiscal years ended June 30, 2025, 2024, and 2023 the Fund paid $166,045, $181,942, and $147,966, in administrative fees, respectively.

Distributor

Shares of the Fund are offered on a continuous basis through Arbor Court Capital, LLC (the “Distributor”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

The Fund has entered into a Distribution and Services Agreement whereby the Distributor serves as principal underwriter and distributor of the Fund.  Pursuant to this agreement, the Distributor purchases shares of the Fund for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. The Distributor has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares. The Fund pays the Distributor $7,000 annually for the Distributor’s services.  The Fund will also pay the Distributor’s out of pocket expenses, including but not limited to: travel, printing, postage, telephone, registration fees for Adviser/Fund personnel, broker/dealer fees specific to Adviser/Fund, and other standard miscellaneous items permitted to be paid under the Fund’s 12b-1 Plan (described below).

Rule 12b-1 Plan

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares (the “Plan”), pursuant to which Class A shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under the Plan, Class A shares of the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25% of Class A’s average net assets.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators, and others (“Recipients”) to provide these services and paying compensation for these services. Institutional Class shares do not have a 12b-1 plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

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The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Adviser to Recipients.

The Plan became effective on February 25, 2018. The initial term of the Plan was one year, and it will continue in effect from year to year, provided that such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (the “Plan Independent Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Plan Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the respective class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Plan Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Plan Independent Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

For the fiscal year ended June 30, 2025, $24,175 was paid by the Fund’s Class A shares under the Plan.

The table below states the principal types of activities for which the Fund made payments under the Plan for the fiscal year ended June 30, 2025.

Class A
Advertising & Sales Literature	$0
Printing & Mailing of Prospectuses	$0
Compensation to Underwriters	$0
Compensation to Broker Dealers	$24,175
Compensation to Sales Personnel	$0
Compensation to the Adviser for Other Distribution-Related Expenses	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account factors such as price

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(including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser will execute the transaction on a blocked basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable. In the fiscal years ended June 30, 2025, 2024 and 2023 the Fund paid $212,208, $210,773, and $301,438 in brokerage fees.

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PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of the Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. The portfolio turnover rate for the Fund for the fiscal years ended June 30, 2025 and June 30, 2024 was 76.80% and 48.03%, respectively.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports, which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the Fund’s first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund has an ongoing arrangement to release portfolio holdings to Morningstar for Morningstar to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to Morningstar no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-PORT with the SEC.

Pursuant to policies and procedures adopted by the Board, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, the Administrator, the transfer agent, the fund accounting agent and the custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, transfer agent, fund accounting agent and custodian receive portfolio holdings information daily to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers as needed to provide services to the Fund. The lag between the date of the information and the date on which the information is disclosed to these third parties will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Administrator, the transfer agent, the fund accounting agent and the custodian are prohibited from entering into any special or ad hoc arrangements with any persons to make available information about the Fund’s portfolio holdings without the specific approval of the Board. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the Board, which will review such arrangement to determine whether it is (i) in the best interests of Fund shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser,

23

are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s transfer agent, fund accounting agent and custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Adviser has entered into a separate written confidentiality agreement that prohibits the disclosure of nonpublic information about the Fund’s portfolio holdings and includes a duty not to trade on the non-public information.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchase of Shares

Investors may only purchase Fund shares after receipt of a current Prospectus and by filling out and submitting an application supplied by the Fund.

Pricing of Shares

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. For a description of the methods used to determine the net asset value, see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, as the valuation designee, in conformity with guidelines adopted by the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

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TAX CONSEQUENCES

Under provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a “regulated investment company” under Subchapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code could cause the Fund to be considered a personal holding company subject to normal corporate income taxes. This would reduce the value of shareholder holdings by the amount of taxes paid. Further, any subsequent dividend distribution of the Fund’s earnings after taxes generally would be taxable as received by shareholders.

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Under prior law, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. Currently available capital loss carry forwards as disclosed in the last annual Form N-CSR were $0.

Tax Distribution. The Fund’s distributions (e.g. capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Backup Withholding. The Fund is required by federal law to withhold 24% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year.

TAXATION OF THE FUND

The Fund has qualified under Subchapter M of the Internal Revenue Code. If the Fund does not qualify under Subchapter M, it would be liable for federal income tax on its capital gains and net investment income currently distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.

25

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. Shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in this SAI are incorporated herein by reference to the Fund’s annual Form N-CSR for the fiscal year ended June 30, 2025. You can obtain the annual Form N-CSR without charge by calling the Fund at 1-800-869-1679 or by clicking this link.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Incorporation – Declaration of Trust is incorporated by reference to the Registration Statement filed on March 16, 2004.

(a)(i) Amendment to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement filed on July 31, 2008.

(a)(ii) Amendment to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on October 5, 2020.

(a)(iii) Amendment to Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on October 29, 2021.

(b) By-Laws – By-laws are incorporated by reference to the Registration Statement filed on March 16, 2004.

(c) Instruments Defining Rights of Security Holders – None, other than Declaration of Trust.

(d)(i) Investment Advisory Contract – Management Agreement for the Frank Value Fund is incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration statement filed on October 31, 2022.

(d)(ii) Investment Advisory Contract – Management Agreement for the Camelot Event Driven Fund was previously filed as an exhibit to the Registrant’s Registration Statement (File No. 333-23618) on Form N-14 on March 13, 2018 and is incorporated herein by reference.

(e) Underwriting Contracts – Distribution Agreement with Arbor Court Capital, LLC is incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on October 30, 2018.

(f) Bonus or Profit Sharing Contracts – None.

(g)(i) Custodian Agreement – Custody Agreement with UMB Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration statement filed on October 31, 2022.

(g)(ii) Supplement to Custody Agreement with UMB Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration statement filed on October 31, 2022.

(h)(i) Other Material Contracts – Adviser’s investment allocation policy is incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement filed on July 20, 2004.

(h)(ii) Other Material Contracts – Administration Agreement with Frank Capital Partners LLC for the Frank Value Fund is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on October 29, 2021.

(h)(iii) Other Material Contracts – Administration Agreement with Frank Capital Partners LLC for the Camelot Event Driven Fund is incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration statement filed on October 31, 2022.

(h)(iv) Other Material Contracts – Expense Limitation Letter Agreement for the Camelot Event Driven Fund is filed herewith.

(i)(i)(a) A Legal Opinion of Counsel to the Registrant, with respect to the Frank Value Fund and the Leigh Baldwin Total Return Fund, is incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement filed on July 31, 2008.

(i)(i)(b) A Legal Opinion of Counsel to the Registrant, with respect to the Camelot Event Driven Fund, is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on June 27, 2018.

(i)(ii) Consent of Counsel is filed herewith.

(j) Consent of Auditor is filed herewith.

(k) Omitted Financial Statements – None.

(l) Initial Capital Agreements – Investment Letters of Initial Shareholders are incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on July 13, 2004.

(m)(i) Rule 12b-1 Plan – 12b-1 Plan for the Frank Value Fund’s Investor Class shares is incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement filed on September 15, 2010.

(m)(ii) Rule 12b-1 Plan – 12b-1 Plan for the Frank Value Fund’s Class C is incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement filed on July 16, 2010.

(m)(iii) Rule 12b-1 Plan- 12b-1 Plan for Camelot Event-Driven Fund filed on Form N-14 on March 13, 2018 and is incorporated herein by reference.

(n)(i) Rule 18f-3 Plan – Rule 18f-3 Plan for the Frank Value Fund is incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement filed on September 15, 2010.

(n)(ii) Rule 18f-3 Plan – Rule 18f-3 Plan for the Camelot Event-Drive Fund filed on Form N-14 on March 13, 2018 and is incorporated herein by reference.

(o) Reserved.

(p)(i) Code of Ethics – Code of Ethics of the Registrant and Frank Capital Partners LLC is incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement filed on September 1, 2005.

(p)(ii) Code of Ethics for Arbor Court Capital, LLC (distributor to the Frank Value Fund) is incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on October 30, 2018.

(p)(iii) Code of Ethics for Camelot Event-Driven Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on October 30, 2018.

(q)(i) Powers of Attorney of the Registrant (and a Certificate with respect thereto) and certain Trustees of the Registrant are incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on July 13, 2004.

(q)(ii) Powers of Attorney of Andrea Goncalves, Brian J. Frank, and Hemanshu Patel are incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement filed on July 16, 2010.

(q)(iii) Power of Attorney of Jeffry Brown is incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement filed on October 29, 2021.

Item 29. Persons Controlled by or Under Common Control With the Fund – None.

Item 30. Indemnification

(a) Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(d) The Trust has agreed to indemnify, defend and hold its underwriter Arbor Court Capital, LLC (“Arbor”), its several officers and directors, and any person who controls Arbor within the meaning of Section 15 of the Securities Act free and harmless from and against any claims, demands, liabilities and expenses which Arbor, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon its position as underwriter for the Trust. The Trust’s agreement to indemnify Arbor, its offers and directors, and any such controlling persons does not cover any such claim, demand liability or expense to the extent it arises out of or is based upon (ii) any untrue statement made by the Trust in reliance on information furnished by Arbor, its officers, directors or controlling persons, or (ii) the willful misfeasance, bad faith or gross negligence in the performance of Arbor’s duties, or by reason of Arbor’s reckless disregard of its obligations and duties under the Underwriting Agreement between Arbor and the Trust.

Item 31. Business and Other Connections of the Investment Advisers

(a) Certain information pertaining to the business and other connections of Frank Capital Partners, LLC, the Adviser to the Frank Value Fund, is incorporated herein by reference to the section of the Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Advisor”. The information required by this Item 31 with respect to each director, officer or partner of Frank Capital Partners is incorporated by reference to Form ADV filed by Frank Capital Partners, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-62245).

(b) Certain information pertaining to the business and other connections of Camelot Event Driven Advisors, LLC, the Adviser to the Camelot Event-Driven Fund, is incorporated herein by reference to the section of the Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Advisor.” The information required by this Item 31 with respect to each director, officer or partner of Camelot Event Driven Advisors, LLC is incorporated by reference to Form ADV filed by Camelot Event Driven Advisors, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (IARD No. 291798).

Item 32. Principal Underwriters

(a) Arbor Court Capital, LLC, the principal underwriter to the Frank Value Fund and the Camelot Event-Driven Fund, also acts as the principal underwriter to Ancora Trust, Archer Investment Series Trust, Clark Fork Trust, Collaborative Investment Series Trust, GL Beyond Income Fund, MSS Series Trust, Neiman Funds, PSG Capital Management Trust, Second Nature Series Trust, The Monteagle Funds, and The MP63 Fund.

(b) Frank Family of Funds - Arbor Court Capital, LLC (“ACC”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, serves as the Trust’s principal underwriter. ACC also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: DSS AmericaFirst Funds, Ancora Trust, Archer Investment Series Trust, Berkshire Focus Fund, Clark Fork Trust, Collaborative Investment Series Trust, Footprints Discover Value Fund, Monteagle Funds, MP63 Fund, Inc., Neiman Funds, Parvin Hedged Equity Solari World Fund, PFS Fund Trust, Ranger Funds Investment Trust, and WP Trust.

ACC is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of ACC is 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. To the best of Registrant’s knowledge, the following are the officers of ACC:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Gregory B. Getts 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147	President, Member, and CFO	None
Steven Milcinovic 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147	COO and Financial Principal	None
David W. Kuhr 2000 Auburn Drive Suite 120 Beachwood, OH 44122	Chief Compliance Officer	None

(c) To the best of Registrant’s knowledge, the following are the commissions and other compensation received, directly, or indirectly, from the Funds during the last fiscal year by each principal underwriter who is not an affiliated person of the Funds or any affiliated person of an affiliated person:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
Arbor Court Capital, LLC	$0	$0	$0	$14,000

Item 33. Location of Accounts and Records

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Road, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, 928 Grand Boulevard, Kansas City, Missouri 64106.

Item 34. Management Services

None.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 28th day of October 2025.

Frank Funds

By: Brian J. Frank*

President

Pursuant to the requirements of the Securities Act this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
Brian J. Frank*	Trustee/President/Treasurer/ Principal Executive Officer/Principal Financial Officer	10/28/2025
Jason W. Frey*	Trustee	10/28/2025
Andrea Nitta*	Trustee	10/28/2025
Hemanshu Patel*	Trustee	10/28/2025
Jeffry Brown*	Trustee	10/28/2025

*By: /s/ JoAnn M. Strasser

JoAnn M. Strasser

Attorney-in-Fact

October 28, 2025

Exhibits

(h)(iv) Expense Limitation Letter Agreement for the Camelot Event Driven Fund

(i)(ii) Consent of Counsel

(j)       Consent of Auditor